[MERRILL LYNCH LOGO]                                  [WACHOVIA SECURITIES LOGO]


                      STRUCTURAL AND COLLATERAL TERM SHEET

                           $944,569,000 (APPROXIMATE)

                          MERRILL LYNCH MORTGAGE TRUST
         Commercial Mortgage Pass-Through Certificates, Series 2002-MW1
                Offered Classes A-1, A-2, B, C and D Certificates

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                       WACHOVIA BANK, NATIONAL ASSOCIATION
                              Mortgage Loan Sellers

                       WACHOVIA BANK, NATIONAL ASSOCIATION
                                 Master Servicer

                        LEND LEASE ASSET MANAGEMENT, L.P.
                                Special Servicer

                                    JULY 2002








This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. or Deutsche Bank Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH & CO.                                          WACHOVIA SECURITIES

                            DEUTSCHE BANK SECURITIES

                                TABLE OF CONTENTS

STRUCTURAL OVERVIEW..........................................................2
     Offered Certificates....................................................2
     Non-Offered Certificates................................................2
STRUCTURAL REPRESENTATION....................................................3
TRANSACTION TERMS............................................................4
MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE.........................8
     General Characteristics.................................................8
     Loan Sellers............................................................9
     Property Types..........................................................9
     Property Location......................................................10
     Property Location Map..................................................11
     Cut-Off Date Principal Balance Of Mortgage Loans.......................12
     Mortgage Rate..........................................................12
     Debt Service Coverage Ratios...........................................13
     Cut-Off Date Loan-To-Value Ratios......................................13
     Maturity Date Or Anticipated Repayment Date Loan-To-Value Ratios.......14
     Original Terms To Maturity Or Anticipated Repayment Date...............14
     Remaining Terms To Maturity Or Anticipated Repayment Date..............15
     Seasoning..............................................................15
     Original Amortization Terms............................................15
     Remaining Stated Amortization Terms....................................16
     Amortization Type......................................................16
     Lock Boxes.............................................................16
     Escrow Types...........................................................16
     Prepayment Provisions Summary..........................................17
     Mortgage Pool Prepayment Profile.......................................17
TEN LARGEST MORTGAGE LOANS..................................................18
ADDITIONAL MORTGAGE LOAN INFORMATION........................................54

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. or Deutsche Bank Securities, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MW1
--------------------------------------------------------------------------------

STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------

OFFERED CERTIFICATES

       EXPECTED RATINGS                                    APPROX. % OF                                   ASSUMED FINAL
      -----------------  CERTIFICATE   APPROX. CREDIT   CUT-OFF DATE POOL  WEIGHTED AVERAGE   PRINCIPAL   DISTRIBUTION
CLASS MOODY'S    S&P      BALANCE(1)      SUPPORT            BALANCE         LIFE(YRS)(2)     WINDOW(2)      DATE(2)    RATE TYPE
----- -------  -------- ------------  ---------------- ------------------- ---------------- ------------- ------------- ---------
 A-1    Aaa      AAA    $286,748,000       21.875%            26.49%            5.700       08/02 - 08/11  8/12/2011      Fixed
----- -------  -------- ------------  ---------------- ------------------- ---------------- ------------- ------------- ---------
 A-2    Aaa      AAA     559,033,000       21.875             51.64             9.605       08/11 - 06/12  6/12/2012      Fixed
----- -------  -------- ------------  ---------------- ------------------- ---------------- ------------- ------------- ---------
  B     Aa2       AA      41,951,000       18.000              3.88             9.919       06/12 - 06/12  6/12/2012      Fixed
----- -------  -------- ------------  ---------------- ------------------- ---------------- ------------- ------------- ---------
  C     A2        A       46,011,000       13.750              4.25             9.919       06/12 - 06/12  6/12/2012      Fixed
----- -------  -------- ------------  ---------------- ------------------- ---------------- ------------- ------------- ---------
  D     A3        A-      10,826,000       12.750              1.00             9.919       06/12 - 06/12  6/12/2012      Fixed
===== =======  ======== ============  ================ =================== ================ ============= ============= =========

NON-OFFERED CERTIFICATES

                                  CERTIFICATE                  APPROX. %                                   ASSUMED
            EXPECTED RATINGS      BALANCE OR      APPROX.     OF CUT-OFF      WEIGHTED                      FINAL
          ----------- ----------   NOTIONAL        CREDIT      DATE POOL       AVERAGE       PRINCIPAL   DISTRIBUTION
  CLASS    MOODY'S       S&P       AMOUNT(1)      SUPPORT       BALANCE     LIFE(YRS)(2)     WINDOW(2)     DATE(2)      RATE TYPE
--------- ----------- ---------- -------------- ------------- ------------ ---------------- ------------ ------------- -------------
  E(3)       (3)         (3)       $18,945,000     11.000%       1.75            (3)            (3)          (3)          Fixed
--------- ----------- ---------- -------------- ------------- ------------ ---------------- ------------ ------------- -------------
  F(3)       (3)         (3)        17,592,000      9.375        1.62            (3)            (3)          (3)          Fixed
--------- ----------- ---------- -------------- ------------- ------------ ---------------- ------------ ------------- -------------
  G(3)       (3)         (3)        17,593,000      7.750        1.63            (3)            (3)          (3)          WAC(4)
--------- ----------- ---------- -------------- ------------- ------------ ---------------- ------------ ------------- -------------
  H(3)       (3)         (3)        18,945,000      6.000        1.75            (3)            (3)          (3)          Fixed
--------- ----------- ---------- -------------- ------------- ------------ ---------------- ------------ ------------- -------------
  J(3)       (3)         (3)        16,239,000      4.500        1.50            (3)            (3)          (3)          Fixed
--------- ----------- ---------- -------------- ------------- ------------ ---------------- ------------ ------------- -------------
  K(3)       (3)         (3)         5,413,000      4.000        0.50            (3)            (3)          (3)          Fixed
--------- ----------- ---------- -------------- ------------- ------------ ---------------- ------------ ------------- -------------
  L(3)       (3)         (3)         8,120,000      3.250        0.75            (3)            (3)          (3)          Fixed
--------- ----------- ---------- -------------- ------------- ------------ ---------------- ------------ ------------- -------------
  M(3)       (3)         (3)        13,532,000      2.000        1.25            (3)            (3)          (3)          Fixed
--------- ----------- ---------- -------------- ------------- ------------ ---------------- ------------ ------------- -------------
  N(3)       (3)         (3)         5,413,000      1.500        0.50            (3)            (3)          (3)          Fixed
--------- ----------- ---------- -------------- ------------- ------------ ---------------- ------------ ------------- -------------
  O(3)       (3)         (3)        16,239,757      0.000        1.50            (3)            (3)          (3)          Fixed
--------- ----------- ---------- -------------- ------------- ------------ ---------------- ------------ ------------- -------------
  XC(3)      (3)         (3)     1,082,600,757(5)    N/A          N/A            N/A            (3)          (3)         Variable
--------- ----------- ---------- -------------- ------------- ------------ ---------------- ------------ ------------- -------------
  XP(3)      (3)         (3)          TBD(5)         N/A          N/A            N/A            (3)          (3)         Variable
--------- ----------- ---------- -------------- ------------- ------------ ---------------- ------------ ------------- -------------

     (1) In the case of each such Class, subject to a permitted variance of plus or minus 5%.

     (2) As of the cut-off date, the weighted average life, principal window and assumed final distribution date were calculated assuming no prepayments will be made on the mortgage loans prior to their related maturity dates (or, in the case of ARD Loans, their Anticipated Repayment Dates) and the other assumptions set forth under "YIELD AND MATURITY CONSIDERATIONS--Yield Considerations" in the prospectus supplement.

     (3) Not offered hereby. Any information provided herein regarding the terms of these certificates is provided only to enhance your understanding of the offered certificates.

     (4) The pass-through rate applicable to the class G certificates for any Distribution Date will be equal to the applicable Weighted Average Net Mortgage Rate for such date minus ____% per annum.

     (5) The class XC and XP certificates will not have a certificate balance and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the class XC and XP certificates as described in the prospectus supplement. The interest rate applicable to each component of the class XC and XP certificates for each distribution date will equal the rate specified in the prospectus supplement.




                                      NOTES

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. or Deutsche Bank Securities, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MW1
--------------------------------------------------------------------------------

STRUCTURAL REPRESENTATION
--------------------------------------------------------------------------------

                               ADMINISTRATIVE FEE

                             CLASS XC CERTIFICATES*
                                 (NON-OFFERED)

                             CLASS XP CERTIFICATES*
                                 (NON-OFFERED)


   Class         Class         Class        Class        Class
    A-1           A-2            B            C            D
Certificates  Certificates  Certificates Certificates Certificates
 (Offered)     (Offered)     (Offered)    (Offered)    (Offered)

  Aaa/AAA       Aaa/AAA        Aa2/AA        A2/A        A3/A-


   CLASS        CLASS         CLASS         CLASS        CLASS       REMAINING
     E            F             G             H            J        NON-OFFERED
CERTIFICATES CERTIFICATES  CERTIFICATES  CERTIFICATES CERTIFICATES  CERTIFICATES
   (NON-        (NON-         (NON-         (NON-        (NON-
  OFFERED)     OFFERED)      OFFERED)      OFFERED)     OFFERED)



* The class XP certificates and class XC certificates are depicted as of the cut-off date. The interest rate for the class XP certificates will equal the weighted average of the class XP strip rates. The class XP strip rates are based on the interest rates for the following components: (a) from the initial distribution date through the distribution date in ____, components corresponding to a portion of the class A-1 certificates, the class A-2 certificates through the class J certificates, (b) from the distribution date in ____ through the distribution date in ____, components corresponding to a portion of the class A-1 certificates, the class A-2 certificates through the class H certificates and a portion of the class J certificates, (c) from the distribution date in ____ through the distribution date in ____, components corresponding to a portion of the class A-1 certificates, the class A-2 certificates through the class G certificates and a portion of the class H certificates, and (d) from the distribution date in ____ through the distribution date in ____, components corresponding to a portion of the class A-2 certificates, the class B certificates through the class F certificates and a portion of the class G certificates. After the distribution date in ____, the class XP strip rate will be 0% per annum. The pass-through rate of the class XC certificates will equal the weighted average of the XC strip rates as further described in the prospectus supplement.

Note:    Classes are not drawn to scale.


                                      NOTES

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. or Deutsche Bank Securities, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MW1
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS ASCRIBED TO THEM IN THE RELATED PROSPECTUS SUPPLEMENT.

ISSUE TYPE                 Sequential pay REMIC. Class A-1, A-2, B, C and D
                           certificates are offered publicly. All other certificates will be privately placed to qualified institutional buyers or to institutional accredited investors.

CUT-OFF DATE               All mortgage loan characteristics are based on
                           balances as of the cut-off date of July 1, 2002 (or with respect to one mortgage loan, July 10, 2002) after application of all payments due on or before such date (whether or not received). All percentages presented herein are approximate.

MORTGAGE POOL              The mortgage pool consists of 101 mortgage loans with
                           an aggregate initial mortgage pool balance of $1,082,600,757, subject to a variance of plus or minus 5%. The mortgage loans are secured by 166 mortgaged real properties located throughout 35 states.

DEPOSITOR                  Merrill Lynch Mortgage Investors, Inc.

MORTGAGE LOAN              Merrill Lynch Mortgage Lending, Inc.-- 58.3% of the
SELLERS                    initial mortgage pool balance. Wachovia Bank,
                           National Association -- 41.7% of the initial mortgage pool balance.

UNDERWRITERS               Merrill Lynch, Pierce, Fenner & Smith Incorporated,
                           Wachovia Securities, Inc. and Deutsche Bank
                           Securities Inc.

TRUSTEE                    LaSalle Bank National Association

FISCAL AGENT               ABN AMRO Bank, N.V.

MASTER SERVICER            Wachovia Bank, National Association

SPECIAL SERVICER           Lend Lease Asset Management, L.P.

RATING AGENCIES            Moody's Investors Service, Inc. and Standard and
                           Poor's Ratings Services, a division of The
                           McGraw-Hill Companies, Inc.

DENOMINATIONS              $25,000 minimum for the offered certificates.

CLOSING DATE               On or about July 11, 2002.

SETTLEMENT TERMS           Book-entry through DTC for all offered certificates.

DETERMINATION DATE         The 8th day of each month, or if such 8th day is not
                           a business day, the next succeeding business day, commencing with respect to the offered certificates in August 2002.

DISTRIBUTION DATE          The fourth business day after the related
                           determination date.

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. or Deutsche Bank Securities, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MW1
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

INTEREST DISTRIBUTIONS     Each class of offered certificates will be entitled
                           on each distribution date to interest accrued at its pass-through rate for such distribution date on the outstanding certificate balance of such class during the prior calendar month. Interest on the offered certificates will be calculated on the basis of twelve 30-day months and a 360-day year. Interest will be distributed on each distribution date, to the extent of available funds, in sequential order of class designations with class A-1, class A-2, class
                           XC and class XP ranking pari passu in entitlement to interest.

PRINCIPAL                  Principal will be distributed on each distribution
DISTRIBUTIONS              date, to the extent of available funds, to the class
                           of sequential pay certificates outstanding with the earliest alphabetical/numerical class designation until its certificate balance is reduced to zero. If, due to losses, the certificate balances of the class
                           B through class O certificates are reduced to zero, payments of principal to the class A-1 and class A-2 certificates will be made on a pro rata basis.

LOSSES Realized Losses and Additional Trust Fund Expenses, if any, will be allocated to the class O, class N, class M, class L, class K, class J, class H, class G, class F, class E, class D, class C, and class B certificates, in that order, and then, pro rata, to the class A-1 and class A-2 certificates.

PREPAYMENT                 Any prepayment premiums or yield maintenance charges
PREMIUMS AND YIELD         collected will be distributed to certificateholders
MAINTENANCE CHARGES        on the distribution date following the collection
                           period in which the prepayment occurred. On each distribution date, the holders of each class of offered certificates and class E, class F and class G certificates then entitled to principal distributions will be entitled to a portion of prepayment premiums or yield maintenance charges equal to the product of
                           (a) the amount of such prepayment premiums or yield maintenance charges, multiplied by (b) a fraction, the numerator of which is equal to the excess, if any, of the pass-through rate of such class of certificates over the relevant discount rate, and the denominator of which is equal to the excess, if any, of the mortgage rate of the prepaid mortgage loan over the relevant discount rate, multiplied by (c) a fraction, the numerator of which is equal to the amount of principal distributable on such class of certificates on such distribution date, and the denominator of which is the Principal Distribution
                           Amount for such distribution date.

                           The portion, if any, of the prepayment premiums or yield maintenance charges remaining after any payments described above will be distributed to the holders of the class XC certificates (not offered hereby).

ADVANCES The master servicer and, if it fails to do so, the trustee or the fiscal agent will be obligated to make P&I advances and servicing advances, including delinquent property taxes and insurance, but only to the extent that such advances are deemed recoverable and in the case of P&I advances subject to appraisal reductions that may occur.

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. or Deutsche Bank Securities, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MW1
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

APPRAISAL REDUCTIONS       An appraisal reduction generally will be created in
                           the amount, if any, by which the principal balance of a required appraisal loan (plus other amounts overdue or advanced in connection with such loan) exceeds 90% of the appraised value of the related mortgaged property plus all escrows and reserves (including letters of credit) held with respect to the mortgage loan. As a result of calculating an Appraisal
                           Reduction Amount for a given mortgage loan, the interest portion of any P&I advance for such loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the certificates in reverse alphabetical order of the classes. A required appraisal loan will cease to be a required appraisal loan when the related mortgage loan has been brought current for at least three consecutive months and no other circumstances exist which would cause such mortgage loan to be a required appraisal loan.

OPTIONAL TERMINATION       The master servicer, the special servicer and certain
                           certificateholders will have the option to terminate the trust, in whole but not in part, and purchase the remaining assets of the trust on or after the distribution date on which the stated principal balance of the mortgage loans then outstanding is less than 1.0% of the initial mortgage pool balance.
                           Such purchase price will generally be at a price equal to the unpaid aggregate principal balance of the mortgage loans (or fair market value in the case of REO Properties), plus accrued and unpaid interest and certain other additional trust fund expenses.

CONTROLLING CLASS          The class of sequential pay certificates (a) which
                           bears the latest alphabetical class designation
                           (other than the class XC, XP, Z-I, Z-II, R-I and R-II certificates) and (b) the certificate balance of which is (i) greater than 25% of its original certificate balance and (ii) equal to or greater than 1.0% of the sum of the original certificate balances of all the sequential pay certificates; provided, however, that if no class of sequential pay certificates satisfies clause (b) above, the controlling class will be the outstanding class of sequential pay certificates bearing the latest alphabetical class designation (other than the class
                           XC, XP, Z-I, Z-II, R-I and R-II certificates);
                           provided, further, with respect to certain issues related to the AB Mortgage Loans, the holder of the related companion loan will have certain rights to direct the special servicer, as described in the prospectus supplement.

ERISA The offered certificates are expected to be ERISA eligible.

SMMEA The class A-1, A-2 and B certificates are expected to be "mortgage-related securities" for the purposes of SMMEA so long as they remain rated in one of the two highest rating categories by a nationally recognized statistical rating organization.

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. or Deutsche Bank Securities, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MW1
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

CONTACTS



          MERRILL LYNCH & CO.                        WACHOVIA SECURITIES, INC.
          Rich Sigg                                  William J. Cohane
          (212) 449-3860 (Phone)                     (704) 374-6161 (Phone)
          (212) 449 6253 (Fax)                       (704) 383-7639 (Fax)
          John Mulligan                              Scott Fuller
          (212) 449-3860 (Phone)                     (704) 715-1235 (Phone)
          (212) 449 6253 (Fax)                       (704) 383-8777 (Fax)
          David Rodgers                              Bob Ricci
          (212) 449-3611 (Phone)                     (704) 715-1235 (Phone)
          (212) 449-3658 (Fax)                       (704) 383-8777 (Fax)

                            DEUTSCHE BANK SECURITIES INC.
                            Justin Kennedy
                            (212) 469-5149 (Phone)
                            (212) 469-2740 (Fax)
                            Scott Waynebarn
                            (212) 469-5149 (Phone)
                            (212) 469-2740 (Fax)

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. or Deutsche Bank Securities, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MW1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
(THE SUM OF AGGREGATE PERCENTAGE CALCULATIONS IN THE TABLES MAY NOT EQUAL 100% DUE TO ROUNDING.)

--------------------------------------------------------------------------------

GENERAL CHARACTERISTICS
Initial mortgage pool balance.......................................................................   $1,082,600,757
Number of mortgage loans............................................................................              101
Number of mortgaged properties......................................................................              166
Percentage of investment grade shadow rated loans (mortgage loan Nos. 2, 3, and 19).................             13.4%
Number of crossed loan pools........................................................................                3
Crossed loan pools as a percentage of initial mortgage pool balance.................................              5.8%
Number of single note multi-property pools..........................................................                3
Single note multi-property pools as a percentage of initial mortgage pool balance...................             13.7%

Weighted average underwritten debt service coverage ratio...........................................             1.41x
Maximum underwritten debt service coverage ratio....................................................             1.75x
Minimum underwritten debt service coverage ratio....................................................             1.20x
Weighted average cut-off date loan-to-value ratio...................................................             71.1%
Maximum cut-off date loan-to-value ratio............................................................             80.0%
Minimum cut-off date loan-to-value ratio............................................................             20.3%

Average cut-off date principal balance..............................................................      $10,718,819
Maximum cut-off date principal balance..............................................................      $74,919,760
Minimum cut-off date principal balance..............................................................       $1,553,832
Weighted average mortgage interest rate.............................................................            7.305%
Maximum mortgage interest rate......................................................................            8.125%
Minimum mortgage interest rate......................................................................            6.330%

Weighted average original term to maturity or anticipated repayment date (months)...................              114
Maximum original term to maturity or anticipated repayment date (months)............................              204
Minimum original term to maturity or anticipated repayment date (months)............................               48
Weighted average remaining term to maturity or anticipated repayment date (months)..................              110
Maximum remaining term to maturity or anticipated repayment date (months)...........................              204
Minimum remaining term to maturity or anticipated repayment date (months)...........................               48

Number of mortgage loans with balloon payments (excluding mortgage loans with
     anticipated repayment dates)...................................................................               87
Aggregate cut-off date principal balance of mortgage loans with balloon payments (excluding
     mortgage loans with anticipated repayment dates)...............................................     $784,132,952
Number of mortgage loans with anticipated repayment dates...........................................               13
Aggregate cut-off date principal balance of mortgage loans with anticipated repayment dates.........     $294,367,806
Number of fully amortizing mortgage loans...........................................................                1
Aggregate cut-off date principal balance of fully amortizing mortgage loans.........................       $4,100,000
Percentage of initial mortgage pool balance of mortgage loans secured by mortgaged real properties occupied by a single tenant (certain of such single tenants may have one or more sub-tenants
     at such properties)............................................................................             10.3%

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. or Deutsche Bank Securities, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MW1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

LOAN SELLERS
                                                             % OF                                     WTD. AVG.
                                          AGGREGATE         INITIAL                                   REMAINING
      MORTGAGE        NUMBER OF         CUT-OFF DATE       MORTGAGE                   WTD. AVG.        TERM TO        WTD. AVG.
        LOAN          MORTGAGE            PRINCIPAL          POOL       WTD. AVG.    CUT-OFF DATE    MATURITY/ARD     MORTGAGE
       SELLER           LOANS            BALANCE(1)       BALANCE(1)       DSCR      LTV RATIO(1)      (MONTHS)         RATE
---------------- -------------------- ------------------ -------------- ----------- --------------- --------------- --------------
Merrill Lynch             62            $   630,733,981       58.3%       1.43x          71.2%           111              7.370%
Wachovia                  39                451,866,776       41.7        1.38           70.9            109              7.215
                         ---            ---------------      -----        ----           ----            ---              -----
                         101            $ 1,082,600,757      100.0%       1.41x          71.1%           110              7.305%
---------------- -------------------- ------------------ -------------- ----------- --------------- --------------- --------------


PROPERTY TYPES

                                                        % OF                                  WTD. AVG.
                        NUMBER OF       AGGREGATE      INITIAL                 WTD. AVG.      REMAINING
                        MORTGAGED     CUT-OFF DATE    MORTGAGE                  CUT-OFF        TERM TO      WTD. AVG.     WTD. AVG.
                           REAL         PRINCIPAL       POOL      WTD. AVG.     DATE LTV     MATURITY/ARD   MORTGAGE        LOAN
     PROPERTY TYPE      PROPERTIES     BALANCE(1)    BALANCE(1)      DSCR       RATIO(1)       (MONTHS)        RATE       PER UNIT
--------------------- --------------- -------------- ------------ ----------- ------------- --------------- ----------- ------------
Retail                      34        $ 388,667,645     35.9%         1.42x       72.4%          117           7.315%   $     120
  Anchored                  26          353,749,275     32.7          1.43        72.1           117           7.298          115
  Unanchored                 5           22,175,299      2.0          1.31        75.9           107           7.639          184
  Shadow Anchored(2)         3           12,743,072      1.2          1.40        74.8           118           7.216          135

Multifamily                 41          321,616,432     29.7          1.35        75.3           109           7.034       54,508
Office                      20          200,369,748     18.5          1.36        69.6           111           7.423          112
Self Storage                58           69,289,153      6.4          1.71        58.3           117           7.827           43
Industrial                   6           42,920,658      4.0          1.44        71.6            78           7.427           33
Hospitality                  3           34,319,002      3.2          1.53        51.1            92           7.994       82,616
Mixed Use                    3           22,878,380      2.1          1.30        70.2            78           7.094          143
MHC(3)                       1            2,539,739      0.2          1.46        74.7           115           7.160       16,932
                           ---       --------------    -----          ----        ----           ---           -----    ---------
                           166       $1,082,600,757    100.0%         1.41x       71.1%          110           7.305%   $  18,922
--------------------- --------------- -------------- ------------ ----------- ------------- --------------- ----------- ------------

(1) For mortgage loans secured by multiple properties, the cut-off date principal balance is allocated based on the allocated loan balance specified in the related loan documents or to the extent not specified in the related loan documents, it is allocated on an individual property's appraised value as a percentage of the total appraised value of all of the related mortgaged real properties.
(2) A mortgaged real property is classified as shadow anchored if it is located in close proximity to an anchored retail property.
(3)  Manufactured housing communities.

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. or Deutsche Bank Securities, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MW1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

PROPERTY LOCATION
                                                             % OF                                    WTD. AVG.
                                           AGGREGATE        INITIAL                                  REMAINING
                          NUMBER OF       CUT-OFF DATE     MORTGAGE                  WTD. AVG.        TERM TO        WTD. AVG.
                       MORTGAGED REAL      PRINCIPAL         POOL      WTD. AVG.    CUT-OFF DATE    MATURITY/ARD     MORTGAGE
          STATES         PROPERTIES       BALANCE (2)       BALANCE       DSCR     LTV RATIO (2)      (MONTHS)         RATE
---------------------- ---------------- ----------------- ------------ ----------- --------------- --------------- --------------
CA                          26          $ 235,127,661         21.7%       1.44x        67.6%            106             7.265%
  Northern(1)                8            103,252,270          9.5        1.28         74.9             103             7.081
  Southern(1)               18            131,875,392         12.2        1.57         61.9             108             7.409
VA                          12             74,815,233          6.9        1.40         70.8             116             7.485
NY                           8             74,190,146          6.9        1.40         69.1             115             7.585
FL                          15             73,413,395          6.8        1.40         73.9             117             7.327
MI                           7             67,760,362          6.3        1.42         70.3             106             7.397
PA                           5             60,451,037          5.6        1.46         67.0             106             6.883
NV                           7             53,306,972          4.9        1.36         74.2             111             7.089
NC                           5             45,273,660          4.2        1.33         73.4             122             7.321
MA                           6             44,439,990          4.1        1.32         75.5             115             7.439
TX                          13             40,731,102          3.8        1.47         71.4             101             7.491
WA                           4             35,318,602          3.3        1.33         70.5             116             6.965
NJ                           4             32,650,456          3.0        1.47         70.3             116             7.364
OH                           6             27,690,671          2.6        1.54         65.7              93             7.850
RI                           4             26,756,771          2.5        1.38         75.7             109             7.424
TN                           6             23,691,717          2.2        1.48         74.3             116             7.364
GA                           4             23,141,899          2.1        1.25         77.8             113             6.908
KS                           1             21,343,137          2.0        1.38         79.9             119             7.190
OK                           2             20,267,780          1.9        1.29         78.9             110             7.023
CT                           2             18,474,729          1.7        1.43         74.1             116             7.232
IL                           4             17,865,212          1.7        1.34         74.2             116             7.219
OR                           1             14,750,000          1.4        1.30         70.9              60             6.740
LA                           2              9,667,402          0.9        1.42         77.9             119             7.252
SC                           3              9,121,005          0.8        1.37         77.1             114             7.463
CO                           4              8,566,560          0.8        1.34         69.3             110             7.713
KY                           1              5,986,714          0.6        1.31         76.8             117             7.125
MO                           1              4,576,639          0.4        1.32         76.3             115             7.000
MD                           2              3,472,471          0.3        1.72         57.9             117             7.870
AZ                           2              2,889,239          0.3        1.72         57.9             117             7.870
NH                           2              2,325,947          0.2        1.72         57.9             117             7.870
WI                           2              1,475,526          0.1        1.72         57.9             117             7.870
DE                           1                925,195          0.1        1.72         57.9             117             7.870
IA                           1                802,566          0.1        1.72         57.9             117             7.870
UT                           1                513,443          0.1        1.72         57.9             117             7.870
NE                           1                414,742          (3)        1.72         57.9             117             7.870
NM                           1                402,779          (3)        1.72         57.9             117             7.870
                           ---          --------------       -----        ----         ----             ---             -----
                           166          $1,082,600,757       100.0%       1.41X        71.1%            110             7.305%
---------------------- ---------------- ----------------- ------------ ----------- --------------- --------------- --------------

(1) For purposes of determining whether a mortgaged real property is located in Northern California or Southern California, mortgaged real properties located north of San Luis Obispo County, Kern County and San Bernardino County were included in Northern California and mortgaged real properties located in and south of such counties were included in Southern California.
(2) For mortgage loans secured by multiple properties, the cut-off date principal balance is allocated based on the allocated loan balance specified in the related loan documents or to the extent not specified in the related loan documents, it is allocated on an individual property's appraised value as a percentage of the total appraised value of all of the related mortgaged real properties.
(3)  Less than 0.1% of the initial mortgage pool balance.

o    THE MORTGAGED REAL PROPERTIES ARE LOCATED THROUGHOUT 35 STATES.

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. or Deutsche Bank Securities, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MW1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

PROPERTY LOCATION MAP

NORTHERN                        SOUTHERN
CALIFORNIA      CALIFORNIA(1)   CALIFORNIA      MICHIGAN       PENNSYLVANIA   NEW YORK
8 properties    26 properties   18 properties   7 properties   5 properties   8 properties
$103,252,270    $235,127,661    $131,875,392    $67,760,362    $60,451,037    $74,190,146
9.5% of pool    21.7% of total  12.2% of pool   6.3% of total  5.6% of total  6.9% of total

VIRGINIA        FLORIDA
12 properties   15 properties
$74,815,233     $73,413,395
6.9% of total   6.8% of total

[ ] < 1.0% of Cut-Off Date Balance
[ ] 1.0% - 5.0% of Cut-Off Date Balance
[ ] 5.1% - 10.0% of Cut-Off Date Balance
[ ] > 10.0% of Cut-Off Date Balance


(1) For purposes of determining whether a mortgaged real property is located in Northern California or Southern California, mortgaged real properties located north of San Luis Obispo County, Kern County, and San Bernardino County were included in Northern California and mortgaged real properties located in and south of such counties were included in Southern California.





                                      NOTES

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. or Deutsche Bank Securities, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MW1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

CUT-OFF DATE PRINCIPAL BALANCE OF MORTGAGE LOANS

                                                                % OF                                    WTD. AVG.
                                               AGGREGATE      INITIAL                                   REMAINING
        RANGE OF               NUMBER OF     CUT-OFF DATE     MORTGAGE                 WTD. AVG.         TERM TO        WTD. AVG.
      CUT-OFF DATE              MORTGAGE       PRINCIPAL        POOL     WTD. AVG.    CUT-OFF DATE     MATURITY/ARD      MORTGAGE
      BALANCES ($)               LOANS          BALANCE       BALANCE       DSCR       LTV RATIO         (MONTHS)          RATE
----------------------------- ------------- ---------------- ----------- ----------- --------------- ----------------- -------------
   less than 2,000,001               3         $  5,279,046      0.5%       1.29x        72.2%               76            7.250%
  2,000,001 - 3,000,000             13           33,185,351      3.1        1.41         74.1               111            7.362
  3,000,001 - 4,000,000             15           53,556,759      4.9        1.31         74.1               114            7.399
  4,000,001 - 5,000,000             11           48,612,376      4.5        1.35         73.6               111            7.182
  5,000,001 - 6,000,000             10           55,801,339      5.2        1.39         72.3               111            7.211
  6,000,001 - 7,000,000              3           18,667,829      1.7        1.34         75.6               107            7.267
  7,000,001 - 8,000,000              2           14,765,099      1.4        1.50         71.4               104            7.102
  8,000,001 - 9,000,000              9           78,509,936      7.3        1.36         65.9               104            7.436
  9,000,001 - 10,000,000             4           37,817,900      3.5        1.44         73.3               114            7.563
 10,000,001 - 15,000,000            12          148,165,584     13.7        1.43         72.5                99            7.123
 15,000,001 - 20,000,000             6          103,713,947      9.6        1.34         69.1               115            7.208
 20,000,001 - 25,000,000             6          132,663,309     12.3        1.30         76.9               105            7.174
 25,000,001 - 30,000,000             1           25,958,855      2.4        1.47         74.2               118            6.630
 35,000,001 - 40,000,000             1           35,925,511      3.3        1.35         71.6               117            7.420
 40,000,001 - 45,000,000             2           85,312,161      7.9        1.34         72.3               117            7.309
 60,000,001 - 65,000,000             2          129,745,996     12.0        1.74         58.2               118            7.670
 70,000,001 - 75,000,000             1           74,919,760      6.9        1.33         77.5               114            7.420
                                   ---      ---------------    -----        ----         ----               ---            -----
                                   101      $ 1,082,600,757    100.0%       1.41x        71.1%              110            7.305%
----------------------------- ------------- ---------------- ----------- ----------- --------------- ----------------- -------------

o THE AVERAGE CUT-OFF DATE PRINCIPAL BALANCE IS $10,718,819.

MORTGAGE RATE

                                                            % OF                                     WTD. AVG.
                                          AGGREGATE        INITIAL                                   REMAINING
       RANGE OF             NUMBER OF    CUT-OFF DATE     MORTGAGE                 WTD. AVG.          TERM TO       WTD. AVG.
       MORTGAGE             MORTGAGE      PRINCIPAL         POOL      WTD. AVG.   CUT-OFF DATE     MATURITY/ARD      MORTGAGE
      RATES (%)               LOANS        BALANCE         BALANCE       DSCR      LTV RATIO         (MONTHS)          RATE
------------------------- ----------- ----------------- ------------ ----------- -------------- ------------------ -----------
    6.250 - 6.499               2     $   18,673,373        1.7%        1.46x        78.0%              98             6.361%
    6.500 - 6.749               3         64,108,855        5.9         1.34         74.8               83             6.670
    6.750 - 6.999              10         96,050,514        8.9         1.33         75.2              117             6.902
    7.000 - 7.249              27        238,776,196       22.1         1.35         75.3              117             7.108
    7.250 - 7.499              36        403,700,975       37.3         1.43         71.6              111             7.393
    7.500 - 7.749              13        136,116,009       12.6         1.34         68.4              110             7.558
    7.750 - 7.999               8        106,774,554        9.9         1.61         61.2              110             7.868
    8.000 - 8.249               2         18,400,281        1.7         1.58         40.9               77             8.083
                              ---     --------------      -----         ----         ----              ---             -----
                              101     $1,082,600,757      100.0%        1.41x        71.1%             110             7.305%
------------------------- ----------- ------------------ ------------ ---------- -------------- ------------------ -----------

o  THE WEIGHTED AVERAGE MORTGAGE RATE IS 7.305%.

                                      NOTES

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. or Deutsche Bank Securities, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MW1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

DEBT SERVICE COVERAGE RATIOS

                                                               % OF                                     WTD. AVG.
                                            AGGREGATE         INITIAL                                   REMAINING
                            NUMBER OF      CUT-OFF DATE      MORTGAGE                  WTD. AVG.         TERM TO        WTD. AVG.
       RANGE OF             MORTGAGE        PRINCIPAL          POOL      WTD. AVG.   CUT-OFF DATE     MATURITY/ARD       MORTGAGE
        DSCRS                 LOANS          BALANCE          BALANCE       DSCR       LTV RATIO        (MONTHS)           RATE
-------------------------- ------------ ------------------- ------------ ----------- -------------- ------------------ -------------
   less than 1.20x              1        $   20,800,000          1.9%       1.20x         80.0%            113              6.800%
     1.20 - 1.24                8            62,856,615          5.8        1.22          67.4              90              7.073
     1.25 - 1.29               21           192,908,586         17.8        1.28          74.9             111              7.231
     1.30 - 1.34               21           219,707,547         20.3        1.32          75.9             112              7.263
     1.35 - 1.39               22           229,230,682         21.2        1.37          73.4             114              7.360
     1.40 - 1.44               10            75,234,486          6.9        1.43          68.3             103              7.373
     1.45 - 1.49                5            64,642,158          6.0        1.48          71.7             111              7.133
     1.50 - 1.54                2            22,895,490          2.1        1.52          71.2              93              6.935
     1.55 - 1.59                4            23,512,846          2.2        1.58          64.7             118              7.138
     1.60 - 1.64                1            12,466,071          1.2        1.65          66.0             116              7.290
     1.65 - 1.69                1             2,800,000          0.3        1.70          63.6             120              7.000
     1.70 - 1.74                4            90,594,808          8.4        1.72          59.5             107              7.804
     1.75 - 1.79                1            64,951,470          6.0        1.75          58.5             119              7.470
                              ---       -----------------      -----        ----          ----             ---              -----
                              101       $   1,082,600,757      100.0%       1.41x         71.1%            110              7.305%
-------------------------- ------------ ------------------- ------------ ----------- -------------- ------------------ -------------

o  THE WEIGHTED AVERAGE DEBT SERVICE COVERAGE RATIO IS 1.41X.

CUT-OFF DATE LOAN-TO-VALUE RATIOS

                                                               % OF                                     WTD. AVG.
                                             AGGREGATE       INITIAL                                    REMAINING
          RANGE OF           NUMBER OF     CUT-OFF DATE      MORTGAGE                  WTD. AVG          TERM TO         WTD. AVG.
        CUT-OFF DATE         MORTGAGE        PRINCIPAL         POOL      WTD. AVG.   CUT-OFF DATE      MATURITY/ARD      MORTGAGE
         LTV RATIOS            LOANS          BALANCE        BALANCE       DSCR        LTV RATIO         (MONTHS)          RATE
--------------------------- ------------ ------------------ ----------- ------------ -------------- ------------------- ------------
      less than 25.1%             1      $     9,000,000         0.8%      1.40x         20.3%             48               8.040%
        40.1 - 45.0               1           15,122,173         1.4       1.21          42.0             114               7.565
        55.1 - 60.0               3          135,225,420        12.5       1.73          58.1             118               7.664
        60.1 - 65.0               7           68,297,454         6.3       1.55          62.5              94               7.577
        65.1 - 70.0              14          119,013,837        11.0       1.42          68.4             119               7.361
        70.1 - 75.0              37          359,382,355        33.2       1.35          73.7             112               7.218
        75.1 - 80.0              38          376,559,519        34.8       1.33          78.1             107               7.164
                                ---      ---------------       -----       ----          ----             ---               -----
                                101      $ 1,082,600,757       100.0%      1.41x         71.1%            110               7.305%
--------------------------- ------------ ------------------ ----------- ------------ -------------- ------------------- ------------

o   THE WEIGHTED AVERAGE CUT-OFF DATE LTV RATIO IS 71.1%



                                      NOTES

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. or Deutsche Bank Securities, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MW1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

MATURITY DATE OR ANTICIPATED REPAYMENT DATE LOAN-TO-VALUE RATIOS

                                                               % OF                                     WTD. AVG.
          RANGE OF                           AGGREGATE       INITIAL                                    REMAINING
       MATURITY DATE         NUMBER OF     CUT-OFF DATE      MORTGAGE                  WTD. AVG.         TERM TO         WTD. AVG.
       LOAN-TO-VALUE         MORTGAGE        PRINCIPAL      POOL         WTD. AVG.   CUT-OFF DATE      MATURITY/ARD      MORTGAGE
         RATIOS(1)             LOANS          BALANCE        BALANCE       DSCR        LTV RATIO         (MONTHS)          RATE
--------------------------- ------------ ------------------ ----------- ------------ --------------- ------------------ ------------
       less than 5.1%             1      $     4,100,000         0.4%       1.36x        65.1%              204              6.750%
         5.1 - 20.0               2           24,122,173         2.2        1.28         33.9                89              7.742
        40.1 - 50.0               2           70,273,950         6.5        1.71         57.7               117              7.843
        50.1 - 55.0               5          107,476,107         9.9        1.65         60.0               115              7.523
        55.1 - 60.0              13           72,737,911         6.7        1.45         67.2               110              7.421
        60.1 - 65.0              20          211,577,873        19.5        1.39         71.5               113              7.276
        65.1 - 70.0              43          445,047,618        41.1        1.35         75.8               111              7.214
        70.1 - 75.0              13          103,065,126         9.5        1.34         79.2               105              7.249
        75.1 - 80.0               2           44,200,000         4.1        1.20         78.9                85              6.731
                                ---      ---------------       -----        ----         ----               ---              -----
                                101      $ 1,082,600,757       100.0%       1.41x        71.1%              110              7.305%
--------------------------- ------------ ------------------ ----------- ------------ --------------- ------------------ ------------

(1) With respect to the ARD Loans, the maturity date loan-to-value ratio was calculated with respect to the related anticipated repayment date.

o THE WEIGHTED AVERAGE MATURITY DATE OR ANTICIPATED REPAYMENT DATE LTV RATIO IS 62.2%

ORIGINAL TERMS TO MATURITY OR ANTICIPATED REPAYMENT DATE

                                                             % OF                                      WTD. AVG.
        RANGE OF                           AGGREGATE        INITIAL                                    REMAINING
     ORIGINAL TERMS         NUMBER OF     CUT-OFF DATE     MORTGAGE                   WTD. AVG.         TERM TO         WTD. AVG.
       TO MATURITY          MORTGAGE       PRINCIPAL         POOL       WTD. AVG.   CUT-OFF DATE      MATURITY/ARD      MORTGAGE
       (MONTHS)(1)            LOANS         BALANCE         BALANCE       DSCR        LTV RATIO         (MONTHS)          RATE
-------------------------- ------------ ------------------ ----------- ------------ -------------- ------------------- ------------
         0 - 60                  7      $    66,791,250         6.2%       1.29x        68.2%              57               7.042%
         61 - 84                 4           32,919,509         3.0        1.53         66.6               65               7.411
        85 - 108                 8           41,714,627         3.9        1.40         74.3               89               7.261
        109 - 119                1           15,122,173         1.4        1.21         42.0              114               7.565
        120 - 168               80          921,953,199        85.2        1.42         71.8              116               7.321
        181 - 228                1            4,100,000         0.4        1.36         65.1              204               6.750
                               ---      ---------------       -----        ----         ----              ---               -----
                               101      $ 1,082,600,757       100.0%       1.41x        71.1%             110               7.305%
-------------------------- ------------ ------------------ ----------- ------------ -------------- ------------------- ------------

(1) With respect to the ARD Loans, the original term to maturity was calculated with respect to the anticipated repayment date.

o THE WEIGHTED AVERAGE ORIGINAL TERM TO MATURITY OR ANTICIPATED REPAYMENT DATE IS 114 MONTHS.

                                      NOTES

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. or Deutsche Bank Securities, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MW1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

REMAINING TERMS TO MATURITY OR ANTICIPATED REPAYMENT DATE

                                                             % OF                                      WTD. AVG.
        RANGE OF                           AGGREGATE        INITIAL                                    REMAINING
     ORIGINAL TERMS         NUMBER OF     CUT-OFF DATE     MORTGAGE                   WTD. AVG.         TERM TO         WTD. AVG.
       TO MATURITY          MORTGAGE       PRINCIPAL         POOL       WTD. AVG.   CUT-OFF DATE      MATURITY/ARD      MORTGAGE
       (MONTHS)(1)            LOANS         BALANCE         BALANCE       DSCR        LTV RATIO         (MONTHS)          RATE
-------------------------- ------------ ------------------ ----------- ------------ -------------- ------------------- ------------
         0 - 60                  8      $    75,764,067        7.0%       1.31x         67.2%              58               7.141%
         61 - 84                 3           23,946,692        2.2        1.54          69.0               67               7.237
        85 - 108                12           60,889,384        5.6        1.44          71.9               94               7.490
        109 - 120               77          917,900,614       84.8        1.41          71.5              116               7.311
        193 - 204                1            4,100,000        0.4        1.36          65.1              204               6.750
                               ---      ---------------      -----        ---           ----              ---               -----
                               101      $ 1,082,600,757      100.0%       1.4xX         71.1%             110               7.305%
-------------------------- ------------ ------------------ ----------- ------------ -------------- ------------------- ------------

(1) With respect to the ARD Loans, the remaining term to maturity was calculated with respect to the related anticipated repayment date.

o THE WEIGHTED AVERAGE REMAINING TERM TO MATURITY OR ANTICIPATED REPAYMENT DATE IS 110 MONTHS.

SEASONING

                                                             % OF                                      WTD. AVG.
                                           AGGREGATE        INITIAL                                    REMAINING
                            NUMBER OF     CUT-OFF DATE     MORTGAGE                   WTD. AVG.         TERM TO         WTD. AVG.
        SEASONING           MORTGAGE       PRINCIPAL         POOL       WTD. AVG.   CUT-OFF DATE      MATURITY/ARD      MORTGAGE
       (MONTHS)(1)            LOANS         BALANCE         BALANCE       DSCR        LTV RATIO         (MONTHS)          RATE
-------------------------- ------------ ------------------ ----------- ------------ -------------- ------------------- ------------
         0 - 12                  98       $1,065,857,528      98.5%        1.41x        71.2%            110              7.294%
         13 - 24                  3           16,743,229       1.5         1.56         65.5             105              8.015
                                ---       --------------     -----         ----         ----             ---              -----
                                101       $1,082,600,757     100.0%        1.41X        71.1%            110              7.305%
-------------------------- ------------ ------------------ ----------- ------------ -------------- ------------------- ------------

(1) For mortgage loan No. 36, the indicated seasoning is based upon the date on which such AB Mortgage Loan was split from the related companion loan; however such loan was initially originated on June 27, 2001. See "DESCRIPTION OF THE MORTGAGE POOL--AB Mortgage Loans" in the prospectus supplement for more information regarding the AB Mortgage Loans.

o THE WEIGHTED AVERAGE SEASONING IS 4 MONTHS.

ORIGINAL AMORTIZATION TERMS

                                                             % OF                                      WTD. AVG.
    RANGE OF ORIGINAL                      AGGREGATE        INITIAL                                    REMAINING
      AMORTIZATION          NUMBER OF     CUT-OFF DATE     MORTGAGE                   WTD. AVG.         TERM TO         WTD. AVG.
          TERMS             MORTGAGE       PRINCIPAL         POOL       WTD. AVG.   CUT-OFF DATE      MATURITY/ARD      MORTGAGE
       (MONTHS)(1)            LOANS         BALANCE         BALANCE       DSCR        LTV RATIO         (MONTHS)          RATE
-------------------------- ------------ ------------------ ----------- ------------ -------------- ------------------- ------------
        120 - 144                1      $  15,122,173          1.4%        1.21x        42.0%             114              7.565%
        193 - 228                1          4,100,000          0.4         1.36         65.1              204              6.750
        265 - 300               16        163,115,499         15.1         1.54         61.9              106              7.727
        301 - 348                3         18,502,616          1.7         1.30         77.8              115              7.474
        349 - 360               80        881,760,470         81.4         1.39         73.2              110              7.222
                               ---     --------------        -----         ----         ----              ---              -----
                               101     $1,082,600,757        100.0%        1.41x        71.1%             110              7.305%
-------------------------- ------------ ------------------ ----------- ------------ -------------- ------------------- ------------

(1) For mortgage loans which accrue interest on the basis of actual days elapsed during each calendar month and a 360-day year, the amortization term is the term in which the mortgage loan would amortize if interest paid on the basis of a 30-day month and a 360-day year. The actual amortization term would be longer.

o    THE WEIGHTED AVERAGE ORIGINAL AMORTIZATION TERM IS 347 MONTHS.

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. or Deutsche Bank Securities, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MW1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

REMAINING STATED AMORTIZATION TERMS

    RANGE OF ORIGINAL                                        % OF                                      WTD. AVG.
    REMAINING STATED                       AGGREGATE        INITIAL                                    REMAINING
      AMORTIZATION          NUMBER OF     CUT-OFF DATE     MORTGAGE                   WTD. AVG.         TERM TO         WTD. AVG.
          TERMS             MORTGAGE       PRINCIPAL         POOL       WTD. AVG.   CUT-OFF DATE      MATURITY/ARD      MORTGAGE
       (MONTHS)(1)            LOANS         BALANCE         BALANCE       DSCR        LTV RATIO         (MONTHS)          RATE
-------------------------- ------------ ------------------ ----------- ------------ -------------- ------------------- ------------
        133 - 144                1      $    15,122,173        1.4%        1.21x         42.0%            114              7.565%
        193 - 228                1            4,100,000        0.4         1.36          65.1             204              6.750
        265 - 300               16          163,115,499       15.1         1.54          61.9             106              7.727
        301 - 348                6           28,277,092        2.6         1.31          75.8             112              7.607
        349 - 360               77          871,985,994       80.5         1.39          73.2             110              7.215
                               ---      ---------------      -----         ----          ----             ---              -----
                               101      $ 1,082,600,757      100.0%        1.41x         71.1%            110              7.305%
-------------------------- ------------ ------------------ ----------- ------------ -------------- ------------------- ------------

(1) For mortgage loans which accrue interest on the basis of actual days elapsed during each calendar month and a 360-day year, the amortization term is the term in which the mortgage loan would amortize if interest paid on the basis of a 30-day month and a 360-day year. The actual amortization term would be longer.

o    THE WEIGHTED AVERAGE REMAINING AMORTIZATION TERM IS 344 MONTHS.

AMORTIZATION TYPE

                                                                                                       WTD. AVG.
                                        AGGREGATE            % OF                     WTD. AVG.        REMAINING
                        NUMBER OF      CUT-OFF DATE        INITIAL                     CUT-OFF          TERM TO        WTD. AVG.
                         MORTGAGE       PRINCIPAL          MORTGAGE      WTD. AVG.     DATE LTV      MATURITY/ARD      MORTGAGE
  AMORTIZATION TYPE       LOANS          BALANCE         POOL BALANCE       DSCR        RATIO          (MONTHS)          RATE
---------------------- ------------- ----------------- ----------------- ----------- ------------- ------------------ ------------
Balloon                     87        $  784,132,952         72.4%           1.39x       72.2%           111              7.234%
Hyperamortizing             13           294,367,806         27.2            1.45        68.2            108              7.504
Fully Amortizing             1             4,100,000          0.4            1.36        65.1            204              6.750
                           ---        --------------        -----            ----        ----            ---              -----
                           101        $1,082,600,757        100.0%           1.41x       71.1%           110              7.305%
---------------------- ------------- ----------------- ----------------- ----------- ------------- ------------------ ------------

LOCK BOXES

                                                                                                                   % OF
                                                                                      AGGREGATE CUT-OFF           INITIAL
                                                              NUMBER OF                DATE PRINCIPAL            MORTGAGE
LOCK BOX                                                    MORTGAGE LOANS                 BALANCE             POOL BALANCE
--------------------------------------------------- ------------------------------- ---------------------- ----------------------
Lock boxes in effect at origination                               8                    $195,375,254                18.0%
Springing                                                        21                     340,585,744                31.5
--------------------------------------------------- ------------------------------- ---------------------- ----------------------

ESCROW TYPES

                                                                                                                   % OF
                                                                                      AGGREGATE CUT-OFF           INITIAL
                                                              NUMBER OF                DATE PRINCIPAL            MORTGAGE
ESCROW TYPE(1)                                              MORTGAGE LOANS                 BALANCE             POOL BALANCE
--------------------------------------------------- ------------------------------- ---------------------- ----------------------
TI/LC                                                              36               $    426,693,671                65.2%(2)
Real Estate Tax                                                    94                    960,643,395                88.7
Insurance                                                          87                    864,409,008                79.8
Repl. Reserve                                                      96                  1,049,224,045                96.9
--------------------------------------------------- ------------------------------- ---------------------- ----------------------

(1)  Includes initial and ongoing reserves and escrows.
(2) The statistical information for the TI/LC Reserve percentage does not include mortgage loans secured by multifamily, hospitality, manufactured housing community, or self-storage properties.

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. or Deutsche Bank Securities, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MW1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

PREPAYMENT PROVISIONS SUMMARY

                                                                           % OF       WTD. AVG.                   WTD. AVG.
                                                         AGGREGATE        INITIAL      TERM OF     WTD. AVG.      REMAINING
                                         NUMBER OF      CUT-OFF DATE     MORTGAGE    PREPAYMENT      OPEN          TERM TO
              PREPAYMENT                  MORTGAGE       PRINCIPAL         POOL      PROVISIONS     PERIOD      MATURITY/ARD
              PROVISIONS                   LOANS          BALANCE         BALANCE     (MONTHS)     (MONTHS)       (MONTHS)
--------------------------------------- ------------- ----------------- ------------ ------------ ------------ ----------------
Lockout/Defeasance                            96       $1,026,847,570       94.9%        108           4             112
Lockout                                        2           24,886,443        2.3          58           2              60
Lockout/Yield Maintenance                      2           20,623,215        1.9          82           4              85
Lockout/Defeasance/Yield Maintenance           1           10,243,530        1.0         109           4             113
                                             ---       --------------      -----         ---           -             ---
                                             101       $1,082,600,757      100.0%        106           4             110
--------------------------------------- ------------- ----------------- ------------ ------------ ------------ ----------------

MORTGAGE POOL PREPAYMENT PROFILE

                                               AGGREGATE     % OF REMAINING
                                               REMAINING      MORTGAGE POOL        % OF REMAINING       % OF REMAINING
                   MONTHS        NUMBER OF     PRINCIPAL        BALANCE -          MORTGAGE POOL        MORTGAGE POOL
                    SINCE        MORTGAGE      BALANCE(1)       LOCKOUT/              BALANCE-             BALANCE-
     DATE       CUT-OFF DATE       LOANS       (MILLIONS)     DEFEASANCE(2)      YIELD MAINTENANCE           OPEN         TOTAL
--------------- -------------- -------------- ------------- ------------------ ----------------------- ----------------- ---------
    Jul-02            0             101        $1,083             100.0%                 0.0%                0.0%          100.0%
    Jan-03            6             101         1,078             100.0                  0.0                 0.0           100.0
    Jan-04           18             101         1,067             100.0                  0.0                 0.0           100.0
    Jan-05           30             101         1,055              98.1                  1.9                 0.0           100.0
    Jan-06           42             101         1,043              97.2                  2.8                 0.0           100.0
    Jan-07           54              99         1,016              96.7                  2.1                 1.2           100.0
    Jan-08           66              92           929              97.8                  2.2                 0.0           100.0
    Jan-09           78              90           904              97.8                  2.2                 0.0           100.0
    Jan-10           90              83           856              97.0                  2.3                 0.6           100.0
    Jan-11          102              82           834              96.4                  2.4                 1.3           100.0
    Jan-12          114              59           565              61.3                  0.0                38.7           100.0
    Jan-13          126               1             2             100.0                  0.0                 0.0           100.0
    Jan-14          138               1             2             100.0                  0.0                 0.0           100.0
    Jan-15          150               1             2             100.0                  0.0                 0.0           100.0
    Jan-16          162               1             1             100.0                  0.0                 0.0           100.0
    Jan-17          174               1             1             100.0                  0.0                 0.0           100.0
    Jan-18          186               1             1             100.0                  0.0                 0.0           100.0
    Jan-19          198               1             0             100.0                  0.0                 0.0           100.0
    Jan-20          210               0             0               0.0                  0.0                 0.0             0.0
--------------- -------------- -------------- ------------- ------------------ ----------------------- ----------------- ---------

(1) Calculated assuming that no mortgage loan prepays, defaults or is repurchased prior to stated maturity, except that the ARD Loans are assumed to pay in full on their respective anticipated repayment dates. Otherwise calculated based on maturity assumptions to be set forth in the prospectus statement.
(2) Mortgage loans included in this category are locked out from prepayment, but may include periods during which defeasance is permitted.

                                      NOTES

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. or Deutsche Bank Securities, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MW1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS
--------------------------------------------------------------------------------
The following table and summaries describe the ten largest mortgage loans or pools of mortgage loans in the mortgage pool by cut-off date principal balance:

TEN LARGEST MORTGAGE LOANS OR POOLS OF MORTGAGE LOANS BY CUT-OFF DATE PRINCIPAL BALANCE

                                       NUMBER OF
                                        MORTGAGE                  % OF
                                         LOANS/     CUT-OFF     INITIAL                                LOAN               CUT-OFF
                           MORTGAGE    MORTGAGED      DATE      MORTGAGE                              BALANCE               DATE
           LOAN              LOAN         REAL     PRINCIPAL     POOL       PROPERTY       PROPERTY     PER                 LTV
           NAME             SELLER     PROPERTIES  BALANCE (1)  BALANCE       TYPE         SIZE(2)   SF/UNIT(3)  DSCR(3)   RATIO(3)
------------------------ ------------- ----------- ----------- --------- --------------- ----------- ---------- --------- ---------
Royal Ahold Portfolio    Merrill Lynch    1/8     $ 74,919,760     6.9%  Retail-Anchored   547,330   $   137     1.33x      77.5%

Burbank Empire Center(4) Wachovia         1/1       64,951,470     6.0   Retail-Anchored   613,794       106     1.75       58.5

U-Haul Portfolio(5)      Merrill Lynch    1/57      64,794,526     6.0   Self-Storage    1,571,812        41     1.72       57.9

Harden Ranch Plaza       Wachovia         1/1       44,963,979     4.2   Retail-Anchored   324,079       139     1.30       74.7

Dominion Tower           Merrill Lynch    1/1       40,348,183     3.7   Office            403,276       100     1.38       69.6

Seven Mile Crossing      Lynch            1/1       35,925,511     3.3   Office            346,265       104     1.35       71.6

Abbey Portfolio          Wachovia         7/7       35,738,001     3.3   Various (6)       717,766        80     1.39       74.4

Bear Run Village         Merrill Lynch    1/1       25,958,855     2.4   Multifamily           438    59,267     1.47       74.2

Somerfield at Lakeside   Wachovia         1/1       23,400,000     2.2   Multifamily           280    83,571     1.20       78.0

Craig Portfolio          Wachovia         2/2       23,122,000     2.1   Retail-Anchored   153,174       151     1.35       74.8
                                         -----     -----------    ----                                           ----       ----

TOTAL/WTD AVG                            17/80    $434,122,284    40.1%                                          1.46x      69.6%

(1) In the case of a concentration of cross-collateralized mortgage loans, the aggregate principal balance.
(2) Property size is indicated in square feet, except with respect to Bear Run Village and Somerfield at Lakeside, the property size of which is indicated in units.
(3) In the case of a concentration of cross-collateralized mortgage loans, the weighted average.
(4) Moody's and S&P have confirmed that the Burbank Empire Center Loan has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "Baa3"/"BBB" by Moody's and S&P, respectively.
(5) Moody's and S&P have confirmed that the U-Haul Loan has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "Baa1"/"BBB-" by Moody's and S&P, respectively.
(6)  Office, Industrial and Retail.

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. or Deutsche Bank Securities, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MW1
--------------------------------------------------------------------------------

ROYAL AHOLD PORTFOLIO

                               [PICTURE OMITTED]

---------------------------------------------- ---------------------
            PROPERTY INFORMATION
Number of Mortgaged Real Properties............                  8
Location (City/State).......................... See Table - Pg. 20
Property Type..................................    Anchored Retail
Size (Sq. Ft.).................................            547,330
Weighted Average Percentage
  Occupancy as of Dec. 26, 2001................             100.0%
Year Built.....................................            Various
Appraisal Value................................        $96,640,000
Underwritten Occupancy.........................              97.0%
Underwritten Revenues..........................         $8,688,811
Underwritten Total Expenses...................            $260,665
Underwritten Net Operating Income (NOI).......          $8,428,147
Underwritten Net Cash Flow (NCF)..............          $8,316,429
---------------------------------------------- ---------------------


------------------------------------------------ ----------------
           MORTGAGE LOAN INFORMATION
Mortgage Loan Seller............................  Merrill Lynch
Cut-off Date Principal Balance..................    $74,919,760
Cut-off Date Loan Balance Per SF/Unit...........           $137
Percentage of Initial Mortgage Pool Balance ....           6.9%
Number of Mortgage Loans........................              1
Type of Security (fee/leasehold)................            Fee
Mortgage Rate...................................         7.420%
Original Term to Maturity/ARD (Months)..........            120
Original Amortization Term (Months).............            360
Cut-off Date LTV Ratio..........................          77.5%
LTV Ratio at Maturity or ARD....................          68.6%
Underwritten DSCR on NOI........................          1.35x
Underwritten DSCR on NCF........................          1.33x
------------------------------------------------ ----------------

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. or Deutsche Bank Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MW1
--------------------------------------------------------------------------------

o THE LOAN. The mortgage loan (the "Royal Ahold Loan") is evidenced by a single note secured by first mortgages encumbering eight anchored retail properties located in Connecticut, Massachusetts, New Jersey, Rhode Island and South Carolina (each, a "Royal Ahold Property" and collectively, the "Royal Ahold Properties"). The Royal Ahold Loan represents approximately 6.9% of the initial mortgage pool balance. The Royal Ahold Loan was originated on December 27, 2001, and has a principal balance as of the cut-off date of approximately $74,919,760.

         The Royal Ahold Loan is an ARD Loan with a remaining term of 114 months to its anticipated repayment date of January 1, 2012, and a scheduled maturity date of January 1, 2032. The Royal Ahold Loan may be prepaid on or after October 1, 2011, and the Royal Ahold Loan permits defeasance with United States government obligations beginning two years after securitization.

o        THE BORROWERS. There are eight borrowers under the Royal Ahold Loan.
         Each of the borrowers is an affiliate of CE Investment Associates 2001, LLC and was established as a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Royal Ahold Loan. The sponsor of the borrowers is Louis L. Ceruzzi, Jr. who has experience in development, leasing, management and ownership of numerous retail properties. Louis Ceruzzi operates through Ceruzzi Properties, which is a developer of community shopping centers and single-tenant retail facilities throughout the northeastern United States.

o THE PROPERTIES. The Royal Ahold Properties consist of eight anchored retail properties, six anchored by a Stop & Shop(R)supermarket, one by a Giant(R)(Super G) supermarket and one by a BI-LO(R)supermarket. Each of the eight properties is leased pursuant to a lease between the respective borrower, as landlord, and the Stop & Shop Supermarket Company ("Stop & Shop"), BI-LO, LLC ("BI-LO") or Giant Food, Inc. ("Giant"), as applicable, (each, a "Prime/Master Lease"), as tenant. Each Prime/Master Lease requires the tenant to maintain the related Royal Ahold Property at the tenant's expense (a "Triple Net Lease"). Royal Ahold NV (NYSE AHO) ("Royal Ahold") guarantees all eight of the Prime/Master Leases, each of which is for a lease term of 25 years, except for the lease relating to the Royal Ahold Property located in Greenville, South Carolina, which is for a period of 24 years.

         Three of the Royal Ahold Properties (located in Framingham, Massachusetts; Cumberland, Rhode Island; and Malden, Massachusetts) are leased to The Stop & Shop Supermarket Company, which, in turn, has subleased 14,050 square feet, 18,654 square feet, and 4,997 square feet, respectively, to other retailers. As of December 26, 2001, the weighted average occupancy rate for the Royal Ahold Properties was 100.0%. Stop & Shop(R), Giant(R), and BI-LO(R) are all wholly-owned subsidiaries of Royal Ahold, which owns 8,200 supermarkets as well as other retail outlets in 26 countries. As of June 13, 2002, Royal Ahold had a long term local issuer credit rating of "BBB+" (S&P) and a senior unsecured debt rating of "Baa1" (Moody's).

         The following table presents certain information relating to the Royal Ahold Properties:

                                                         NET RENTABLE
   PROPERTY NAME         PROPERTY LOCATION                 AREA(SF)                YEAR BUILT
   -------------         -----------------                 --------                ----------
Stop & Shop(R)        Malden, Massachusetts                 79,229                    1994
Stop & Shop(R)        Southington, Connecticut              64,948            1994 (Renovated 2001)
Stop & Shop(R)        Swampscott, Massachusetts             65,268            1993 (Renovated 1999)
Stop & Shop(R)        Cumberland, Rhode Island              85,799                    1994
Stop & Shop(R)        Bristol Township, Rhode Island        63,128                    1993
Stop & Shop(R)        Framingham, Massachusetts             64,917                    1994
Giant(R)(Super-G)     Sicklerville, New Jersey              68,323                    1995
BI-LO(R)              Greenville, South Carolina            55,718            1978 (Renovated 1998)

o ESCROWS. As all of the Prime/Master Leases are structured as Triple Net Leases, the mortgagee conditionally waived the requirements contained in the loan documents providing for certain escrows of real estate taxes, insurance, and replacement reserves provided that: (i) no event of default has occurred; (ii) the Prime/Master Lease is in full force and effect and has not been modified; (iii) no event of default by the borrower or the tenant has occurred under the Prime/Master Lease; (iv) the guarantor under the Prime/Master Lease (Royal Ahold) maintains, for a period greater than one year, a long term unsecured debt rating greater than or equal to "BBB-" by S&P and "Baa3" by Moody's; (v) the mortgagee has received satisfactory evidence of full payment of all insurance premiums at least thirty days prior to their respective due dates; (vi) the mortgagee has received satisfactory evidence of full payment of all real estate taxes at least fifteen days prior to their respective due dates; and (vii) the tenants are maintaining the premises in good condition as required pursuant to the terms of the Prime/Master Lease and the borrowers have no obligations to make repairs or maintain the premises. In the event that the aforementioned conditions (i) through (vii) are not met, the loan documents provide for certain escrows of real estate taxes and insurance and provide for replacement reserves. The loan documents require the borrowers to deposit with the mortgagee a sum (as adjusted by reference to the consumer price index) each month for replacement reserves. Provided no event of default has occurred and is continuing and the borrowers

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. or Deutsche Bank Securities, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MW1
--------------------------------------------------------------------------------

         have provided the documentation required in the loan documents, the borrowers must be reimbursed for replacement expenditures. See Annex A-3 to the prospectus supplement for information regarding escrow reserves.

o LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are required to be deposited into a mortgagee designated lock box account.

o HYPERAMORTIZATION. Commencing on the anticipated repayment date of January 1, 2012, in addition to the interest described above, additional interest at the rate of two percent (2%) per annum shall also accrue on the principal amount of the Royal Ahold Loan. Additional interest shall also accrue on the accrued interest, if any, at the initial interest rate plus two percent (2%) per annum. See "DESCRIPTION OF THE MORTGAGE POOL--ARD Loans" in the prospectus supplement for information regarding ARD Loans.

o PARTIAL RELEASE. Pursuant to the defeasance provisions set forth in the loan documents, the borrowers may elect to defease a portion of the Royal Ahold Loan in connection with a release (a "Release") of the Royal Ahold Property located in Greenville, South Carolina or the Royal Ahold Property located in Sicklerville, New Jersey provided that: (i) the borrowers provide substitution of the collateral with U.S. Treasury obligations in an amount equal to the sum of 100% of the allocated loan amount of such property, plus 25% of the initial allocated loan amount of such property; (ii) the aggregate debt service coverage immediately following the Release is at least equal to the greater of the aggregate debt service coverage at the date of loan closing and the aggregate debt service coverage immediately prior to the Release; (iii) the borrowers, at their sole expense, must prepare any and all documents and instruments necessary to effect the Release; (iv) no event of default has occurred and is continuing; and (v) at the time of the proposed release, each of the Royal Ahold Properties which are not to be defeased from the lien (the "Remaining Collateral") must have sales per square foot for the preceding 12-month period equal to or greater than the sales per square foot of the Remaining Collateral for the 12-month period ending December 31, 2000. The loan documents require that S&P and Moody's must have confirmed in writing that any rating issued by them on the certificates will not, as a result of the proposed defeasance, be downgraded, from the then current ratings thereof, qualified or withdrawn.

o ENVIRONMENTAL INSURANCE. The Royal Ahold Property located in Cumberland, Rhode Island is insured under a Secured Creditor Impaired Property policy with no deductible provided by AIG Environmental Insurance Company, a subsidiary of American International Group, in the amount of $14,000,000, or approximately 125% of the initial allocated loan amount of such property for a policy period of 15 years, for which the full premium was paid by the borrower at the closing of the Royal Ahold Loan. As of June 15, 2002, American International Group had a financial strength rating of "AAA" (S&P).

o PROPERTY MANAGEMENT. The Royal Ahold Properties are self-managed by Ceruzzi Properties, the parent of the borrowers.

o        UNDERWRITTEN FINANCIALS.

                                                                                                U/W NET
                                                                               U/W TOTAL       OPERATING     U/W NET CASH
                                             U/W OCCUPANCY   U/W REVENUES      EXPENSES      INCOME (NOI)     FLOW (NCF)
                                             -------------   ------------      --------      ------------     ----------
Stop & Shop(R)(Malden, MA)                        97.0%        $1,442,825        $43,285       $1,399,540      $1,382,110
Stop & Shop(R)(Southington, CT)                   97.0          1,266,818         38,005        1,228,813       1,207,381
Stop & Shop(R)(Swampscott, MA)                    97.0          1,255,630         37,669        1,217,962       1,199,034
Stop & Shop(R)(Cumberland, RI)                    97.0          1,297,078         38,912        1,258,166       1,245,296
Stop & Shop(R)(Bristol Township, RI)              97.0            940,859         28,226          912,633         903,164
Stop & Shop(R)(Framingham, MA)                    97.0          1,046,201         31,386        1,014,815       1,001,832
Giant(R)(Sicklerville, NJ)                        97.0            959,565         28,787          930,778         920,530
BI-LO(R)(Greenville, SC)                          97.0            479,835         14,395          465,440         457,082
------------------------                          ----            -------         ------          -------         -------
Totals                                           97.0%         $8,688,811       $260,665       $8,428,147      $8,316,429

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. or Deutsche Bank Securities, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MW1
--------------------------------------------------------------------------------

BURBANK EMPIRE CENTER

                               [PICTURE OMITTED]

------------------------------------------------- ------------------
              PROPERTY INFORMATION
Number of Mortgaged Real Properties............                   1
Location (City/State)..........................         Burbank, CA
Property Type..................................     Anchored Retail
Size (Sq. Ft.).................................             613,794
Percentage Occupancy as of May 1, 2002.........              100.0%
Year Built.....................................                2002
Appraisal Value................................        $111,000,000
Underwritten Occupancy.........................               97.0%
Underwritten Revenues..........................         $12,475,705
Underwritten Total Expenses....................          $2,740,069
Underwritten Net Operating Income (NOI)........          $9,735,636
Underwritten Net Cash Flow (NCF)...............          $9,529,274


------------------------------------------------- ------------------


------------------------------------------------ ----------------
           MORTGAGE LOAN INFORMATION
Mortgage Loan Seller............................        Wachovia
Cut-off Date Principal Balance..................     $64,951,470
Cut-off Date Loan Balance Per SF/Unit...........            $106
Percentage of Initial Mortgage Pool Balance ....            6.0%
Number of Mortgage Loans........................               1
Type of Security (fee/leasehold)................             Fee
Mortgage Rate...................................          7.470%
Original Term to Maturity/ARD (Months)..........             120
Original Amortization Term (Months).............             360
Cut-off Date LTV Ratio..........................           58.5%
LTV Ratio at Maturity or ARD....................           51.7%
Underwritten DSCR on NOI........................           1.79x
Underwritten DSCR on NCF........................           1.75x
Shadow Ratings (Moody's/S&P) (1)...............         Baa3/BBB
------------------------------------------------ ----------------
-----------

(1) Moody's and S&P have confirmed that the Burbank Empire Center Loan has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "Baa3"/"BBB" by Moody's and S&P, respectively.

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. or Deutsche Bank Securities, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MW1
--------------------------------------------------------------------------------

o THE LOAN. The mortgage loan (the "Burbank Empire Center Loan") is evidenced by a single note and is secured by a first deed of trust encumbering an anchored retail center located in Burbank, California (the "Burbank Property"). The Burbank Empire Center Loan represents approximately 6.0% of the initial mortgage pool balance. The Burbank Empire Center Loan was originated on May 29, 2002, and has a principal balance as of the cut-off date of approximately $64,951,470. The Burbank Empire Center Loan, which is evidenced by a senior note dated May 29, 2002, is the senior portion of a whole loan with an original principal balance of $82,000,000 that was originated on May 29, 2002. The companion loan related to the Burbank Empire Center Loan is evidenced by a separate note dated May 29, 2002 (the "Burbank Empire Center Companion Loan"), with an original principal balance of $17,000,000. The Burbank Empire Center Companion Loan will not be an asset of the trust. The Burbank Empire Center Loan and the Burbank Empire Center Companion Loan will be governed by an intercreditor and servicing agreement, as described in the prospectus supplement under "DESCRIPTION OF THE MORTGAGE POOL--AB Mortgage Loans" and will be serviced pursuant to the terms of the pooling and servicing agreement.

         The Burbank Empire Center Loan has a remaining term of 119 months and a scheduled maturity date of June 1, 2012. The Burbank Empire Center Loan may be prepaid on or after March 1, 2012, and permits defeasance with United States government obligations beginning four years after its first payment date.

o THE BORROWER. The borrower is Zelman Burbank Empire, LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Burbank Empire Center Loan. The sponsors of the borrower are Ben Reiling and Somera Capital Management, LLC ("Somera"). Mr. Reiling is president and owner of Zelman Development Company ("Zelman"). Zelman, based in Los Angeles, California, is a real estate company with over 35 years of commercial real estate development experience and has developed over eight million square feet of retail, industrial and office space. Somera, based in Santa Barbara, California, is a real estate investment company that specializes in diversifying capital into commercial real estate projects.

o THE PROPERTY. The Burbank Property consists of 17 one-story retail buildings consisting of approximately 613,794 square feet situated on approximately 50-acres located in Burbank, California, and constructed in 2002. As of May 1, 2002, the occupancy rate for the Burbank Property was 100.0%. The largest tenant is Target Corporation ("Target") occupying approximately 149,957 square feet, or approximately 24.4% of the net rentable area. Target is a family-oriented discount retailer. The Target lease expires in January 2027. As of June 15, 2002, Target had a long-term local issuer credit rating of "A+" (S&P) and a senior unsecured debt rating of "A2" (Moody's). The second largest tenant is Lowe's Companies, Inc. ("Lowe's"), occupying approximately 135,197 square feet, or approximately 22.0% of the net rentable area. Lowe's is a retailer serving the do-it-yourself home improvement, home decor and home construction markets. The Lowe's lease expires in October 2026. As of June 15, 2002, Lowe's had a long-term local issuer credit rating of "A" (S&P) and a senior unsecured debt rating of "A3" (Moody's). The third largest tenant is Best Buy Co., Inc. ("Best Buy"), occupying approximately 45,000 square feet, or approximately 7.3% of the net rentable area. Best Buy is a specialty retailer of consumer electronics, home office equipment, entertainment software and appliances. The Best Buy lease expires in January 2022. As of June 15, 2002, Best Buy had a long-term local issuer credit rating of "BBB-" (S&P) and a senior unsecured debt rating of "Baa3" (Moody's).

     The following table presents certain information relating to the major tenants at the Burbank Property:

                                           % OF GROSS POTENTIAL       NET RENTABLE          % OF NET         DATE OF LEASE
                    TENANT                         RENT                 AREA (SF)        RENTABLE AREA        EXPIRATION
                    ------                         ----                 ---------        -------------        ----------
Target................................              9.3%                 149,957               24.4%         January 2027
Lowe's................................             22.0                  135,197               22.0          October 2026
Best Buy..............................              8.2                   45,000                7.3          January 2022
SportMart (Gart Sports)...............              8.7                   43,000                7.0          January 2017
Linens `N Things......................              6.5                   35,200                5.7          January 2022
Marshall's............................              5.2                   30,000                4.9          October 2011
Shoe Pavilion.........................              4.9                   24,416                4.0          November 2011
Staples...............................              4.9                   23,942                3.9            May 2012
Michaels..............................              4.2                   23,731                3.9          February 2012

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. or Deutsche Bank Securities, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MW1
--------------------------------------------------------------------------------

         The following table presents certain information relating to the lease rollover schedule at the Burbank Property:

                                                                                                                  CUMULATIVE %
                                                                                                   % OF GROSS       OF GROSS
                  NUMBER OF                                                      CUMULATIVE %      POTENTIAL        POTENTIAL
                   LEASES        AVG. BASE        TOTAL SF      % OF TOTAL SF        OF SF            RENT            RENT
       YEAR        ROLLING    RENT/SF ROLLING     ROLLING        ROLLING(1)       ROLLING(1)       ROLLING(1)      ROLLING(1)
       ----        -------    ---------------     -------        ----------       ----------       ----------      ----------
       2002           0             $0.00               0            0.0%             0.0%             0.0%            0.0%
       2003           0              0.00               0            0.0              0.0              0.0             0.0
       2004           0              0.00               0            0.0              0.0              0.0             0.0
       2005           0              0.00               0            0.0              0.0              0.0             0.0
       2006           3             27.00           9,800            1.6              1.6              2.5             2.5
       2007          12             31.96          28,465            4.6              6.2              8.7            11.2
       2008           0              0.00               0            0.0              6.2              0.0            11.2
       2009           0              0.00               0            0.0              6.2              0.0            11.2
       2010           0              0.00               0            0.0              6.2              0.0            11.2
       2011           4             19.58          68,566           11.2             17.4             12.8            24.0
       2012           9             21.99          73,323           11.9             29.4             16.2            40.2

----------
(1)  Calculated based on approximate square footage occupied by each tenant.

o ESCROWS. The loan documents provide for certain escrows of real estate taxes and insurance and provide for replacement reserves. In addition, the loan documents require the borrower to deposit with the mortgagee the amount of $78,000 per year, not to exceed $500,000 in the aggregate, for tenant improvements and leasing commissions. See Annex A-3 to the prospectus supplement for information regarding escrow reserves.

o LOCK BOX ACCOUNT. At any time during the term of the Burbank Empire Center Loan, (i) if the applicable debt service coverage ratio, as computed by the mortgagee, is less than 1.15x or (ii) upon the occurrence of an event of default under the loan documents, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases must be directly deposited into a mortgagee designated lock box account.

o ENVIRONMENTAL INSURANCE. The Burbank Property is a designated "Superfund Site" by the United States Environmental Protection Agency (the "USEPA") as a result of its prior use as a Lockheed Martin Corporation ("Lockheed") aircraft manufacturing and storage facility. All required environmental concerns have been addressed by Lockheed pursuant to the terms of two Consent Decrees entered into with the USEPA. Lockheed has been designated a "Responsible Party" by the USEPA. In addition, Lockheed has provided an environmental indemnity to the borrower that also runs to the benefit of future owners and lenders. Furthermore, the Burbank Property is insured under a Pollution and Remedial Legal Liability policy with a $100,000 self-insured retention provided by Indian Harbor Insurance Company, a subsidiary of NAC Reinsurance Corp., in the amount of $5,000,000 for a policy period of 10 years, for which the full premium was paid by the borrower at or prior to the closing of the Burbank Empire Center Loan. As of June 15, 2002, NAC Reinsurance Corp. had a financial strength rating of "AA" (S&P). The mortgagee is listed as an additional insured.

o PROPERTY MANAGEMENT. Zelman is the property manager for the Burbank Property. The property manager is affiliated with the borrower.

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. or Deutsche Bank Securities, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MW1
--------------------------------------------------------------------------------

U-HAUL PORTFOLIO

                               [PICTURE OMITTED]

--------------------------------------------- ---------------------
            PROPERTY INFORMATION
Number of Mortgaged Real Properties.......                      57
Location (City/State).....................  See Table - Pgs. 27-28
Property Type.............................            Self-Storage
Size (Sq. Ft.)............................               1,571,812
Weighted Average Percentage
  Occupancy as of January 2002............                   84.2%
Year Built................................                 Various
Appraisal Value...........................             111,915,000
Underwritten Occupancy....................                   85.7%
Underwritten Revenues.....................             $17,426,234
Underwritten Total Expenses...............            $  6,894,859
Underwritten Net Operating Income (NOI)...             $10,531,376
Underwritten Net Cash Flow (NCF)..........             $10,248,220

--------------------------------------------- ---------------------


------------------------------------------------ ----------------
           MORTGAGE LOAN INFORMATION
Mortgage Loan Seller............................   Merrill Lynch
Cut-off Date Principal Balance..................     $64,794,526
Cut-off Date Loan Balance Per SF/Unit...........             $41
Percentage of Initial Mortgage Pool Balance ....            6.0%
Number of Mortgage Loans........................               1
Type of Security (fee/leasehold)................             Fee
Mortgage Rate...................................          7.870%
Original Term to Maturity/ARD (Months)..........             120
Original Amortization Term (Months).............             300
Cut-off Date LTV Ratio..........................           57.9%
LTV Ratio at Maturity or ARD....................           47.7%
Underwritten DSCR on NOI........................           1.77x
Underwritten DSCR on NCF........................           1.72x
Shadow Rating (Moody's/S&P) (1).................       Baa1/BBB-
------------------------------------------------ ----------------

-----------
(1) Moody's and S&P have confirmed that the U-Haul Loan has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "Baa1"/"BBB-" by Moody's and S&P, respectively.

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. or Deutsche Bank Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MW1
--------------------------------------------------------------------------------

o THE LOAN. The mortgage loan (the "U-Haul Loan") is evidenced by a single note secured by first mortgages or deeds of trust encumbering 57 self-storage properties located in 27 states (collectively, the "U-Haul Properties"). The U-Haul Loan represents approximately 6.0% of the initial mortgage pool balance. The U-Haul Loan was originated on March 28, 2002, and has a principal balance as of the cut-off date of approximately $64,794,526.

         The U-Haul Loan is an ARD Loan with a remaining term of 117 months to its anticipated repayment date of April 1, 2012, and a scheduled maturity date of April 1, 2027. The U-Haul Loan may be prepaid on or after January 1, 2012, and permits defeasance with United States government obligations beginning two years after securitization.

o THE BORROWERS. There are three borrowers under the U-Haul Loan. Each borrower was established as a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the U-Haul Loan. The sponsors of the borrowers are SAC Holding Corporation and SAC Holding II Corporation. The sponsors of the borrowers currently own over 300 self-storage properties encompassing approximately 13.0 million net rentable square feet in the United States and Canada.

o THE PROPERTIES. The U-Haul Properties consist of approximately 1,571,812 square feet of net rentable storage area. As of January 2002, the weighted average occupancy rate for the U-Haul Loan was approximately 84.2%.

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. or Deutsche Bank Securities, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MW1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS
--------------------------------------------------------------------------------

The following table presents certain information relating to the U-Haul
Properties:

                                                                                  ORIGINAL
                                                                               ALLOCATED LOAN                         NET RENTABLE
PROPERTY NAME                                CITY               STATE            AMOUNT(1)          YEAR BUILT         SQUARE FEET
-------------------------------------  --------------------    -------        ----------------  -----------------     -------------
701065 U-Haul West Seattle             Seattle                   WA            $1,941,000              1969               23,605
706081 U-Haul Carson City              Carson City               NV               735,000           1983, 1993            23,700
715075 U-Haul Westminster              Westminster               CA             1,378,000              1983               22,370
717081 U-Haul Poway                    Poway                     CA             1,335,000              1975               31,924
720058 U-Haul Bountiful                Bountiful                 UT               515,000           1981, 1984            27,801
730063 U-Haul Lincoln                  Lincoln                   NE               416,000              1993               19,250
740068 U-Haul Wichita Falls            Wichita Falls             TX               700,000              1981               39,090
750083 U-Haul Milwaukee                Milwaukee                 WI               796,000              1952               18,997
770082 U-Haul Cincinnati               Cincinnati                OH               555,000              1988               24,150
774062 U-Haul Chattanooga              Chattanooga               TN               357,000           1967 & 1971           18,549
778056 U-Haul Ft. Walton Beach         Fort Walton Beach         FL             1,121,000           1987 & 1996           27,923
783058 U-Haul Charleston               North Charleston          SC               680,000              1979               20,050
790055 U-Haul Nashua                   Nashua                    NH             1,247,000              1954               22,967
803064 U-Haul Yonkers                  Yonkers                   NY             3,710,000              1957               50,769
818072 U-Haul-Rockville, MD            Rockville                 MD             1,873,000              1965               18,275
824020 U-Haul Roanoke                  Roanoke                   VA             1,007,000        1966, 1983, 1991         26,800
834024 U-Haul Denver South             Denver                    CO               571,000              1966               18,943
835046 U-Haul Mesquite                 Mesquite                  TX               930,000              1980               35,225
883069 U-Haul Prince George            Prince George             VA             1,974,000           1983 & 1985           58,950
713021 U-Haul Whittier                 Whittier                  CA             1,736,000              1970               23,648
714042 U-Haul Altadena                 Altadena                  CA             1,309,000              1975               17,718
714046 U-Haul Canyon Country           Canyon Country            CA             2,152,000           1984 - 1986           39,884
723024 U-Haul Gilbert                  Gilbert                   AZ             1,533,000              1994               44,575
737025 U-Haul Austin                   Austin                    TX             2,272,000              1997               45,150
743056 U-Haul Shreveport               Shreveport                LA               877,000            1979-1980            34,500
752026 U-Haul Ann Arbor                Ann Arbor                 MI               605,000              1962               17,916
761074 U-Haul Tulsa                    Tulsa                     OK               421,000            1977-1981            16,870
776054 U-Haul Forest Park              Forest Park               GA               543,000              1974               19,209
776069 U-Haul Decatur                  Decatur                   GA             1,043,000           1972 & 1993           26,525
788080 U-Haul Fort Lauderdale          Wilton Manors             FL               906,000           1959 & 1991           17,888
793074 U-Haul Des Moines               Des Moines                IA               805,000              1981               28,925
825051 U-Haul Virginia Beach           Virginia Beach            VA             1,322,000        1962, 1986 & 1996        23,675
829070 U-Haul Altamonte Springs        Altamonte Springs         FL               622,000            1982-1984            17,750
834021 U-Haul Littleton                Littleton                 CO               535,000              1991               18,100
836031 U-Haul Haltom City              Haltom City               TX             2,070,000              1994               45,625
836048 U-Haul Fort Worth               Ft. Worth                 TX             1,011,000              1981               30,700
883070 U-Haul Prince George            Prince George             VA               818,000              1989               27,100
706067 U-Haul Sacramento East          Sacramento East           CA               894,000           1987, 1994            21,875
713044 U-Haul Covina                   Covina                    CA               915,000              1962               17,814
716058 U-Haul San Bernardino           San Bernardino            CA               930,000              1938               36,208
724085 U-Haul Albuquerque              Albuquerque               NM               404,000           1980, 1984            20,590
744079 U-Haul San Antonio              San Antonio               TX               727,000           1966, 1981            24,984
746086 U-Haul Houston South            Houston                   TX               832,000           1964 & 1981           33,988
749072 U-Haul Madison                  Madison                   WI               684,000              1980               22,642
772021 U-Haul Old Hickory              Old Hickory               TN             1,614,000              1996               43,738
774056 U-Haul Asheville                Asheville                 NC               516,000           1967 & 1982           19,381
776037 U-Haul Athens                   Athens                    GA               763,000        1975, 1980 & 1994        20,350
784067 U-Haul Jacksonville             Jacksonville              FL             1,140,000           1969 & 1990           34,356
787071 U-Haul Hialeah Gardens          Hialeah Gardens           FL             1,234,000              1983               21,850
790061 U-Haul Concord                  Concord                   NH             1,086,000              1992               24,120
796063 U-Haul Center Newport           Newport                   RI             1,481,000              1969               15,431

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. or Deutsche Bank Securities, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MW1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS
--------------------------------------------------------------------------------

                                                                                  ORIGINAL
                                                                               ALLOCATED LOAN                         NET RENTABLE
PROPERTY NAME                                CITY               STATE            AMOUNT(1)          YEAR BUILT         SQUARE FEET
-------------------------------------  --------------------    -------        ----------------  -----------------     -------------
802073 U-Haul Bellerose                Bellerose                 NY            $3,150,000              1966               24,958
808086 U-Haul Wilmington               Wilmington                DE               928,000              1940               16,420
812021 U-Haul Philadelphia North       Philadelphia              PA             1,330,000              1920               23,634
820025 U-Haul Baltimore                Baltimore                 MD             1,610,000            1981-1982            32,560
825064 U-Haul Chesapeake               Chesapeake                VA               967,000           1984, 1990            33,300
882064 U-Haul Phoenix West             Phoenix West              AZ             1,365,000              1930               58,517
                                                                              -----------                              ---------
                                                                              $64,991,000                              1,571,812

(1) The loan amount is allocated based on the allocated loan amount indicated in the related mortgage note.

o ESCROWS. The loan documents provide for certain escrows of real estate taxes and insurance and provide for replacement reserves. The loan documents require the borrowers to deposit with mortgagee a sum of $315,004.80 (as adjusted by reference to the consumer price index, subject to a cap of 5.0% per year) each month for replacement reserves. Provided no event of default has occurred and is continuing and the borrowers have provided the documentation required in the loan documents, the borrower shall be reimbursed for replacement expenditures. See Annex A-3 to the prospectus supplement for information regarding escrow reserves.

o LOCK BOX ACCOUNT. All rental payments are required to be deposited into a mortgagee lock box account. The property manager is required to deposit all rent into the lock box account within one business day after receipt thereof. From and after the date that is one month prior to the anticipated repayment date, or if an event of default has occurred and is continuing, lender has the sole right to withdraw funds from the lock box account, and all funds in the lock box account must be transferred to a central account under the sole dominion and control of the lender.

o HYPERAMORTIZATION. Commencing on the anticipated repayment date of April 1, 2012, in addition to the interest described above, additional interest at the rate of two percent (2%) per annum shall also accrue on the principal amount of the U-Haul Loan. Additional interest shall also accrue on the accrued interest, if any, at the initial interest rate plus two percent (2%) per annum. See "DESCRIPTION OF THE MORTGAGE POOL--ARD Loan" in the prospectus supplement for information regarding ARD Loans.

o PARTIAL RELEASE. Pursuant to the defeasance provisions set forth in the loan documents, the borrowers may elect to defease a portion of the U-Haul Loan in connection with a release (a "Release") of one or more of the U-Haul Properties provided that: (i) the borrower provides substitution of the collateral with U.S. Treasury obligations in an amount equal to the sum of 100% of the allocated loan amount of such property, plus 25% of the initial allocated loan amount of such property; (ii) the aggregate debt service coverage immediately following the Release is at least equal to the greater of the aggregate debt service coverage at the date of loan closing and the aggregate debt service coverage immediately prior to the Release; (iii) the borrower, at its sole expense, must prepare any and all documents and instruments necessary to effect the Release; (iv) no event of default has occurred and is continuing; and (v) the general partner of the borrower, which executed the loan documents on behalf of the borrower resigns as a general partner of the borrower. The loan documents require that S&P and Moody's must have confirmed in writing that any rating issued by them on the certificates will not, as a result of the proposed defeasance, be downgraded from the then current ratings therefor, qualified or withdrawn.

o PROPERTY MANAGEMENT. Affiliates of U-Haul International are the property managers for the U-Haul Properties.

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. or Deutsche Bank Securities, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MW1
--------------------------------------------------------------------------------

HARDEN RANCH PLAZA

                               [PICTURE OMITTED]

-------------------------------------------------- -----------------
              PROPERTY INFORMATION
Number of Mortgaged Real Properties.........                      1
Location (City/State).......................            Salinas, CA
Property Type...............................        Anchored Retail
Size (Sq. Ft.)..............................                324,079
Percentage Occupancy as of May 9, 2002......                 100.0%
Year Built..................................                Various
Appraisal Value.............................            $60,200,000
Underwritten Occupancy .....................                  95.0%
Underwritten Revenues.......................             $6,398,990
Underwritten Total Expenses.................             $1,376,150
Underwritten Net Operating Income (NOI).....             $5,022,839
Underwritten Net Cash Flow (NCF)............             $4,719,556

-------------------------------------------------- -----------------


--------------------------------------------- -------------------
         MORTGAGE LOAN INFORMATION
Mortgage Loan Seller........................          Wachovia
Cut-off Date Principal Balance..............       $44,963,979
Cut-off Date Loan Balance Per SF/Unit.......              $139
Percentage of Initial Mortgage Pool
    Balance ................................              4.2%
Number of Mortgage Loans....................                 1
Type of Security (fee/leasehold)............               Fee
Mortgage Rate...............................            7.120%
Original Term to Maturity/ARD (Months)......               120
Original Amortization Term (Months).........               360
Cut-off Date LTV Ratio......................             74.7%
LTV Ratio at Maturity or ARD................             65.4%
Underwritten DSCR on NOI....................             1.38x
Underwritten DSCR on NCF....................             1.30x
--------------------------------------------- -------------------

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. or Deutsche Bank Securities, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       29

MERRILL LYNCH MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MW1
--------------------------------------------------------------------------------

o THE LOAN. The mortgage loan (the "Harden Ranch Plaza Loan") is evidenced by a single note secured by a first deed of trust encumbering an anchored retail center located in Salinas, California (the "Harden Ranch Plaza Property"). The Harden Ranch Plaza Loan represents approximately 4.2% of the initial mortgage pool balance. The Harden Ranch Plaza Loan was originated on May 29, 2002, and has a principal balance as of the cut-off date of approximately $44,963,979.

         The Harden Ranch Plaza Loan has a remaining term of 119 months and a scheduled maturity date of June 1, 2012. The Harden Ranch Plaza Loan may be prepaid on or after March 1, 2012, and permits defeasance with United States government obligations beginning four years after its first payment date.

o THE BORROWERS. There are two borrowers under the Harden Ranch Plaza Loan. Each borrower was established as a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Harden Ranch Plaza Loan. The sponsors of the borrowers are Fred Goldsmith, Russ Pratt and Tom deRegt. Mr. Goldsmith, through his company, Goldsmith Real Estate, a California-based brokerage company, handles the ongoing leasing of approximately one million square feet of retail space in the Salinas, Santa Cruz and Monterey, California markets. Mr. Pratt is president of The Pratt Company, a California-based real estate development company, which has been active in commercial retail real estate for the past thirty years and has developed more than two million square feet of retail space. Mr. deRegt is a principal in a real estate development company, based in Monterey, California.

o THE PROPERTY. The Harden Ranch Plaza Property is an approximately 324,079 square foot anchored retail center situated on approximately
         40.3 acres, and was constructed in 1992. The Harden Ranch Plaza Property is located in Salinas, CA, within the Monterey County, CA metropolitan statistical area. As of May 9, 2002, the occupancy rate for the Harden Ranch Plaza Property was approximately 100.0%. The largest tenant is Safeway, Inc. ("Safeway"), occupying approximately 52,686 square feet, or approximately 16.2% of the net rentable area. Safeway operates a national chain of food and drug stores. The Safeway lease expires in August 2011. As of June 15, 2002, Safeway had a long-term local issuer credit rating of "BBB" (S&P) and a senior unsecured debt rating of "Baa2" (Moody's). The second largest tenant is Salinas Athletic Club, occupying approximately 28,000 square feet, or approximately 8.6% of the net rentable area. Salinas Athletic Club has been in business for over 20 years and has over 7,000 members and two locations. The Salinas Athletic Club lease expires in September 2010. The third largest tenant is Marshalls ("Marshalls"), occupying approximately 27,000 square feet, or approximately 8.3% of the net rentable area. Marshalls is an off-price retailer of family apparel and home fashions. The Marshalls lease expires in January 2007. Marshalls is a subsidiary of TJX Companies, Inc., which as of June 15, 2002 had a long-term local issuer credit rating of "A- " (S&P) and a senior unsecured debt rating of "A3" (Moody's).

         The following table presents certain information relating to major tenants at the Harden Ranch Plaza Property:

                                            % OF GROSS         NET
                                             POTENTIAL       RENTABLE        % OF NET         DATE OF LEASE
                    TENANT                      RENT        AREA (SF)     RENTABLE AREA         EXPIRATION
----------------------------------------  ---------------   ---------     -------------       --------------
         Safeway......................          12.0%         52,686          16.3%            August 2011
         Salinas Athletic Club........           3.9          28,000           8.6            September 2010
         Marshalls....................           5.0          27,000           8.3             January 2007
         Office Depot.................           5.4          25,258           7.8             August 2009
         Circuit City.................           5.2          23,945           7.4             January 2008
         Furniture Mart...............           7.4          18,380           5.7            November 2008

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. or Deutsche Bank Securities, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MW1
--------------------------------------------------------------------------------

         The following table presents certain information relating to the lease rollover schedule at the Harden Ranch Plaza Property:

                                                                                                   CUMULATIVE %
                                                                                      % OF GROSS     OF GROSS
                NUMBER OF    AVG. BASE                                  CUMULATIVE    POTENTIAL      POTENTIAL
                 LEASES       RENT/SF       TOTAL SF     % OF TOTAL      % OF SF         RENT          RENT
    YEAR          ROLLING      ROLLING       ROLLING    SF ROLLING(1)   ROLLING(1)    ROLLING(1)     ROLLING(1)
    ----          -------      -------       -------    -------------   ----------    ----------     ----------
    2002            4          $25.34        9,981            3.1%         3.1%           4.5%          4.5%
    2003           10           23.71       15,091            4.7          7.7            6.3          10.8
    2004            4           23.11        7,330            2.3         10.0            3.0          13.8
    2005           13           23.81       24,589            7.6         17.6           10.4          24.2
    2006            3           25.52        6,400            2.0         19.6            2.9          27.1
    2007            6           20.41       42,097           13.0         32.6           15.2          42.4
    2008            4           17.79       51,525           15.9         48.4           16.3          58.6
    2009            6           14.94       52,114           16.1         64.5           13.8          72.4
    2010            2           11.29       37,180           11.5         76.0            7.4          79.9
    2011            3           13.42       67,147           20.7         96.7           16.0          95.9
    2012            1           15.60        8,000            2.5         99.2            2.2          98.1

----------


(1)  Calculated based on approximate square footage occupied by each tenant.

o ESCROWS. The loan documents provide for certain escrows of real estate taxes and insurance and provide for replacement reserves. In addition, the loan documents require the borrower to deposit with the mortgagee a sum of $200,400 per year for tenant improvements and leasing commissions. See Annex A-3 to the prospectus supplement for information regarding escrow reserves.

o LOCK BOX ACCOUNT. At any time during the term of the Harden Ranch Plaza Loan, (i) if the debt service coverage ratio, as computed by the mortgagee, is less than 1.10x for six consecutive months, or (ii) upon the occurrence of an event of default under the loan documents, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases are required to be directly deposited into a mortgagee designated lock box account. If the mortgagee is provided evidence that the debt service coverage ratio is at least 1.30x for 12 consecutive months, the lock box account shall be terminated and the tenants notified that any and all tenant payments may be delivered to the borrowers.

o PARTIAL RELEASE. Pursuant to the defeasance provisions set forth in the loan documents, the borrowers may elect to defease a portion of the Harden Ranch Plaza Loan in connection with a release (a "Release") of a portion of the Harden Ranch Plaza Property provided that: (i) the borrowers provide substitution of the collateral with U.S. Treasury obligations in an amount equal to the sum of 125% of 75% of the appraised value of the parcel to be released at the time of the Release; (ii) the debt service coverage immediately following the Release is at least 1.25x; (iii) the loan-to-value ratio immediately following the Release is not greater than 75%; and (iv) certain other conditions set forth in the loan documents are satisfied. The loan documents require that S&P and Moody's must have confirmed in writing that any rating issued by them on the certificates will not, as a result of the proposed defeasance, be downgraded, from the then current ratings thereof, qualified or withdrawn.

o PROPERTY MANAGEMENT. Pratt/Goldsmith, Inc. ("PGI") is the property manager for the Harden Ranch Plaza Property. The property manager is affiliated with the borrowing entity.

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. or Deutsche Bank Securities, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MW1
--------------------------------------------------------------------------------

DOMINION TOWER

                               [PICTURE OMITTED]

---------------------------------------------------- ---------------
               PROPERTY INFORMATION
Number of Mortgaged Real Properties............                 1
Location (City/State)..........................       Norfolk, VA
Property Type..................................            Office
Size (Sq. Ft.).................................           403,276
Percentage Occupancy as of May 1, 2002.........             94.8%
Year Built.....................................              1987
Appraisal Value................................       $58,000,000
Underwritten Occupancy ........................             92.5%
Underwritten Revenues..........................        $8,920,288
Underwritten Total Expenses....................        $3,484,212
Underwritten Net Operating Income (NOI)........        $5,436,076
Underwritten Net Cash Flow (NCF)...............        $4,693,904

---------------------------------------------------- ---------------

----------------------------------------------- -----------------
          MORTGAGE LOAN INFORMATION
Mortgage Loan Seller.........................    Merrill Lynch
Cut-off Date Principal Balance...............      $40,348,183
Cut-off Date Loan Balance Per SF/Unit........             $100
Percentage of Initial Mortgage Pool
    Balance .................................             3.7%
Number of Mortgage Loans.....................                1
Type of Security (fee/leasehold).............              Fee
Mortgage Rate................................           7.520%
Original Term to Maturity/ARD (Months).......              120
Original Amortization Term (Months)..........              360
Cut-off Date LTV Ratio.......................            69.6%
LTV Ratio at Maturity or ARD.................            61.7%
Underwritten DSCR on NOI.....................            1.60x
Underwritten DSCR on NCF.....................            1.38x
----------------------------------------------- -----------------

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. or Deutsche Bank Securities, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MW1
--------------------------------------------------------------------------------

o THE LOAN. The mortgage loan (the "Dominion Tower Loan") is evidenced by a single note secured by a first mortgage encumbering an office building located in Norfolk, Virginia (the "Dominion Tower Property"). The Dominion Tower Loan represents approximately 3.7% of the initial mortgage pool balance. The Dominion Tower Loan was originated on January 31, 2002, and has a principal balance as of the cut-off date of approximately $40,348,183.

         The Dominion Tower Loan is an ARD Loan with a remaining term of 115 months to its anticipated payment date of February 1, 2012, and a scheduled maturity date of February 1, 2032. The Dominion Tower Loan may be prepaid on or after December 2, 2011, and permits defeasance with United States government obligations beginning two years after securitization.

o THE BORROWER. The borrower is New Life Towers, LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Dominion Tower Loan. The sponsors of the borrower are Harvey L. Lindsay, Jr. and Harvey Lindsay and Company. The sponsors manage approximately five million square feet of commercial space.

o THE PROPERTY. The Dominion Tower Property is an approximately 403,276 square foot office building situated on approximately 2.56 acres in Norfolk, Virginia, within the Hampton Roads, Virginia metropolitan statistical area. The property was constructed in 1987. As of May 1, 2002, the occupancy rate for the Dominion Tower Property was approximately 94.8%. The largest tenant of the Dominion Tower Property is American Management Systems, Inc. ("American Management") occupying approximately 37,781 square feet, or approximately 9.4% of the net rentable area. American Management is an international business and information technology consulting firm. The American Management lease expires on March 31, 2006. The second largest tenant is Wachovia Bank, National Association ("Wachovia") occupying approximately 23,979 square feet, or approximately 6.0% of the net rentable area. First Union National Bank merged with Wachovia on September 1, 2001 and the combined entity is the fourth largest financial holding company in the United States. The Wachovia lease expires on September 30, 2008. As of June 13, 2002, Wachovia had a senior unsecured debt rating of "A1" (Moody's) and a long term local issuer credit rating of "A" (S&P). The third largest tenant is Hofheimer Nusbaun P.C. ("Hofheimer") occupying approximately 22,596 square feet, or approximately 5.6% of the net rentable area. Hofheimer is a regional legal firm. The Hofheimer lease expires on January 31, 2003.

         The following table presents certain information relating to major tenants at the Dominion Tower Property:

                                       % OF GROSS                                              DATE OF
                                       POTENTIAL     NET RENTABLE       % OF NET                LEASE
               TENANT                     RENT        AREA (SF)      RENTABLE AREA            EXPIRATION
-------------------------------------  -----------   ------------    -------------         -----------------
American Management                        10.4%        37,781            9.4%              March 31, 2006
First Union                                 7.0         23,979            5.6             September 30, 2008
Hofheimer                                   6.4         22,596            6.0              January 31, 2003
KPMG                                        6.5         22,164            5.5               April 30, 2005
McDonald's                                  6.3         19,626            4.9             December 31, 2009

         The following table presents certain information relating to the lease rollover schedule at the Dominion Tower Property:

                                                                                                          CUMULATIVE
                                                                                           % OF GROSS     % OF GROSS
                   NUMBER OF     AVG. BASE                    % OF TOTAL   CUMULATIVE %     POTENTIAL     POTENTIAL
                    LEASES        RENT/SF       TOTAL SF          SF           OF SF          RENT           RENT
     YEAR           ROLLING      ROLLING(1)      ROLLING      ROLLING(1)    ROLLING(1)     ROLLING(1)     ROLLING(1)
     ----           -------      ----------      -------      ----------    ----------     ----------     ----------
     2002              8          $ 16.66        39,891           9.9%           9.9%          8.8%           8.8%
     2003             13            17.83        72,711          18.0           27.9          17.2           26.0
     2004              9            16.50        30,263           7.5           35.4           6.6           32.6
     2005              6            18.65        51,698          12.8           48.2          12.7           45.3
     2006              7            19.91        97,899          24.3           72.5          25.8           71.2
     2007              0                0             0           0.0           72.5           0.0           71.2
     2008              3            19.22        44,511          11.0           83.6          11.3           82.5
     2009              2            22.24        37,416           9.3           92.8          11.0           93.5
     2010              0                0             0           0.0           92.8           0.0           93.5
     2011              0                0             0           0.0           92.8           0.0           93.5

----------


(1)  Calculated based on approximate square footage occupied by each tenant.

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. or Deutsche Bank Securities, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MW1
--------------------------------------------------------------------------------

o ESCROWS. The loan documents provide for certain escrows of real estate taxes and insurance and provide for replacement reserves. The loan documents require the borrower to deposit with mortgagee a sum of $6,671 (as adjusted by reference to the consumer price index) each month for replacement reserves. Provided no event of default has occurred and is continuing and the borrower has provided the documentation required in the loan documents, the borrower must be reimbursed for replacement expenditures. In addition, the loan documents require the borrower to deposit with the mortgagee a sum of $360,000 per year for tenant improvements and leasing commissions subject to a cap of $675,000. Provided no event of default has occurred and is continuing and the borrower has provided the documentation required in the loan documents, the amount of reimbursement for tenant improvement and leasing commission expenditures must be paid to the borrower. See Annex A-3 to the prospectus supplement for information regarding escrow reserves.

o LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are required to be deposited into a mortgagee designated lock box account.

o HYPERAMORTIZATION. Commencing on the anticipated repayment date of February 1, 2012, in addition to the interest described above, additional interest at the rate of two percent (2%) per annum shall also accrue on the principal amount of the Dominion Tower Loan. Additional interest shall also accrue on the accrued interest, if any, at the interest rate plus two percent (2%) per annum. See "DESCRIPTION OF THE MORTGAGE POOL-- ARD Loans" in the prospectus supplement for information regarding ARD Loans.

o PROPERTY MANAGEMENT. Harvey Lindsay Commercial Real Estate LLC is the property manager for the Dominion Tower Property. The property manager is affiliated with the borrower.

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. or Deutsche Bank Securities, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MW1
--------------------------------------------------------------------------------

SEVEN MILE CROSSING

                               [PICTURE OMITTED]

--------------------------------------------------- ----------------
               PROPERTY INFORMATION
Number of Mortgaged Real Properties............                   1
Location (City/State)..........................         Livonia, MI
Property Type..................................              Office
Size (Sq. Ft.).................................             346,265
Percentage Occupancy as of April 29, 2002......               92.2%
Year Built.....................................             Various
Appraisal Value................................         $50,200,000
Underwritten Occupancy %.......................               90.9%
Underwritten Revenues..........................          $7,854,310
Underwritten Total Expenses....................          $3,133,520
Underwritten Net Operating Income (NOI)........          $4,720,789
Underwritten Net Cash Flow (NCF)...............          $4,048,103

--------------------------------------------------- ----------------


------------------------------------------------ ----------------
           MORTGAGE LOAN INFORMATION
Mortgage Loan Seller...........................    Merrill Lynch
Cut-off Date Principal Balance.................      $35,925,511
Cut-off Date Loan Balance Per SF/Unit..........             $104
Percentage of Initial Mortgage Pool Balance ...             3.3%
Number of Mortgage Loans.......................                1
Type of Security (fee/leasehold)...............        Leasehold
Mortgage Rate..................................           7.420%
Original Term to Maturity/ARD (Months).........              120
Original Amortization Term (Months)............              360
Cut-off Date LTV Ratio.........................            71.6%
LTV Ratio at Maturity or ARD...................             63.2
Underwritten DSCR on NOI.......................            1.58x
Underwritten DSCR on NCF.......................            1.35x
------------------------------------------------ ----------------

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. or Deutsche Bank Securities, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MW1
--------------------------------------------------------------------------------

o THE LOAN. The mortgage loan (the "Seven Mile Crossing Loan") is evidenced by a single note secured by a first leasehold mortgage encumbering office buildings and land located in Livonia, Michigan (the "Seven Mile Property"). The Seven Mile Crossing Loan represents approximately 3.3% of the initial mortgage pool balance. The Seven Mile Loan was originated on March 28, 2002, and has a principal balance as of the cut-off date of approximately $35,925,511.

         The Seven Mile Crossing Loan is an ARD Loan with a remaining term of 117 months to its anticipated repayment date of April 1, 2012, and a scheduled maturity date of April 1, 2032. The Seven Mile Crossing Loan may be prepaid on or after January 1, 2012, and permits defeasance with United States government obligations beginning two years after closing of the Securitization.

o THE BORROWER. The borrower is SMC Investors, L.L.C., which was established as a special purpose entity. Legal counsel to the Borrower delivered a non-consolidation opinion in connection with the origination of the Seven Mile Crossing Loan. The sponsors of the borrower are property owners in the state of Michigan and own approximately 70 properties, totaling approximately 25 million square feet, throughout the Unites States.

o THE PROPERTY. The Seven Mile Property consists of approximately 346,265 square feet of office space in three office buildings situated on approximately 16.35 acres in Livonia, Michigan, within the Detroit, Michigan metropolitan statistical area. The Seven Mile Property was constructed in 1987-1989. As of April 29, 2002, the occupancy rate for the Seven Mile Property was approximately 92.2%. The Seven Mile Property is subject to a ground lease which has an original term (together with any extension options, whether or not currently excercised) that expires on March 31, 2061, and either the ground lessor has subordinated its interest in the mortgaged real property to the interest of the holder of that mortgage loan, or the ground lessor has agreed to give the holder of that mortgage loan notice of, and the right to cure, any default or breach by the lessee.

         The largest tenant is Unigraphics Solutions, Inc. ("Unigraphics") occupying approximately 45,564 square feet, or approximately 13.5% of the net rentable area. Unigraphics develops software that helps manufacturers move products through the design stage, through the manufacturing and distribution stage to the product management stage, while allowing for the share of information between the manufacturer and their clients and vendors. The Unigraphics lease expires on February 28, 2009. The second largest tenant is XO Communications, Inc. ("XO") occupying approximately 21,268 square feet, or approximately 6.1% of the net rentable area. XO is a full-service, integrated broadband communications provider. The XO lease expires on July 31, 2007. The third largest tenant is Dorn Technology Group Inc. ("Dorn Technology") occupying approximately 15,117 square feet, or approximately 4.4% of the net rentable area. Dorn Technology, a wholly-owned subsidiary of Computer Sciences Corporation (which as of June 13, 2002, had a senior unsecured debt rating of "A2" (Moody's) and a long term local issuer credit rating of "A" (S&P)), provides software and services for the risk, claims, healthcare and safety management industries. It serves one of the largest installed user bases in the industry with more than 3000 client users. The Dorn Technology lease expires on September 30, 2002.

         The following table presents certain information relating to major tenants at the Seven Mile Property:

                                   % OF GROSS                                               DATE OF
                                   POTENTIAL     NET RENTABLE       % OF NET                 LEASE
TENANT                                RENT         AREA (SF)      RENTABLE AREA           EXPIRATION
------                                ----         ---------      -------------           ----------
Unigraphics Solutions                 15.5%         46,564          13.5%              February 28, 2009
XO Communications, Inc                6.7           21,268          6.1                  July 31, 2007
Dorn Technology Group                 4.9           15,117          4.4               September 30, 2002
Sprint Communications                 4.3           14,690          4.2                November 30, 2005
Detroit Edison Credit                 4.7           13,936          4.0                 April 30, 2006

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. or Deutsche Bank Securities, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MW1
--------------------------------------------------------------------------------

         The following table presents certain information relating to the lease rollover schedule at the Seven Mile Property:

                                                                                                    CUMULATIVE %
                 NUMBER                                                                % OF GROSS      OF GROSS
                  OF         AVG. BASE                                  CUMULATIVE     POTENTIAL      POTENTIAL
                 LEASES       RENT/SF       TOTAL SF     % OF TOTAL      % OF SF         RENT           RENT
     YEAR        ROLLING      ROLLING       ROLLING     SF ROLLING(1)   ROLLING(1)    ROLLING(1)     ROLLING(1)
     ----        -------      -------       -------     -------------   ----------    ----------     ----------
     2002           3         $23.30         24,976          7.2%            7.2%         7.4%            7.4%
     2003           8          23.03         20,002          5.8            13.0          5.9            13.3
     2004          22          23.28         95,329         27.5            40.5         28.3            41.7
     2005          13          22.58         43,846         12.7            53.2         12.6            54.3
     2006           7          23.05         43,181         12.5            65.6         12.7            67.0
     2007           4          21.92         32,381          9.4            75.0          9.1            76.1
     2008           0           0.00              0          0.0            75.0          0.0            76.1
     2009           2          21.41         55,003         15.9            90.9         15.0            91.1
     2010           1          22.40          2,038          0.6            91.5          0.6            91.7
     2011           0           0.00              0          0.0            91.5          0.0            91.7

----------


(1)  Calculated based on approximate square footage occupied by each tenant.

o ESCROWS. The loan documents provide for certain escrows of real estate taxes and insurance and provide for replacement and other reserves. The loan documents require the borrower to deposit with the mortgagee a sum of $7,038 each month (as adjusted by reference to the consumer price index) for replacement reserves. Provided no event of default has occurred and is continuing and the borrower has provided the documentation required in the loan documents, the borrower must be reimbursed for replacement expenditures. In addition, the loan documents require the borrower to deposit with the mortgagee a sum of $228,000 per year for tenant improvements and leasing commissions subject to a cap of $450,000. Provided no event of default has occurred and is continuing and the borrower has provided the documentation required in the loan documents, the amount of reimbursement for tenant improvement and leasing commission expenditures must be paid to the borrower. In addition, the borrower deposited with the mortgagee at closing of the Seven Mile Crossing Loan the sum of $338,000 as a pending lease reserve, which amount may be increased pursuant to the loan documents. Provided no event of default has occurred and is continuing and the borrower has provided the documentation required in the loan documents relating to the reletting of a portion of the Seven Mile Property to certain specified tenants, the sums deposited in the pending lease reserve must be paid to the borrower. See Annex A-3 to the prospectus supplement for information regarding escrow reserves.

o LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are required to be deposited into a mortgagee designated lock box account.

o HYPERAMORTIZATION. Commencing on the anticipated repayment date of April 1, 2012, in addition to the interest described above, additional interest at the rate of two percent (2%) per annum shall also accrue on the principal amount of the Seven Mile Crossing Loan. Additional interest shall also accrue on the accrued interest, if any, at the initial interest rate plus 2.0 percent (2%) per annum. See "DESCRIPTION OF THE MORTGAGE POOL-- ARD Loans" in the prospectus supplement for information regarding ARD Loans.

o PROPERTY MANAGEMENT. Grubb & Ellis Management Services, Inc. is the property manager for the Seven Mile Property. An affiliate of the borrower has an ownership interest in the property manager.

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. or Deutsche Bank Securities, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MW1
--------------------------------------------------------------------------------

ABBEY PORTFOLIO

                               [PICTURE OMITTED]

--------------------------------------------------- -----------------
               PROPERTY INFORMATION
Number of Mortgaged Real Properties............                    7
Location (City/State)..........................   See Table - Pg. 39
Property Type..................................           Various(1)
Size (Sq. Ft)..................................              717,766
Weighted Average Percentage
   Occupancy as of April 1, 2002 and May 1, 2002               89.0%
Year Built.....................................              Various
Appraisal Value................................          $48,100,000



   See Property Sections for Underwritten Financials.




--------------------------------------------------- -----------------


------------------------------------------------ ---------------
           MORTGAGE LOAN INFORMATION
Mortgage Loan Seller............................       Wachovia
Cut-off Date Principal Balance..................    $35,738,001
Weighted Average Cut-off Date Loan Balance Per
   SF/Unit......................................            $80
Percentage of Initial Mortgage Pool Balance ....           3.3%
Number of Mortgage Loans........................              7
Type of Security (fee/leasehold)................  Fee/Leasehold
Weighted Average Mortgage Rate..................         7.250%
Weighted Average Original Term to
   Maturity/ARD (Months)........................             94
Weighted Average Original Amortization
   Term (Months)................................            336
Weighted Average Cut-off Date LTV Ratio.........          74.4%
Weighted Average LTV Ratio at Maturity or ARD...          66.6%
See Property Sections for Underwritten
Financials.
------------------------------------------------ ---------------


----------
(1)  Office, Industrial and Retail.

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. or Deutsche Bank Securities, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MW1
--------------------------------------------------------------------------------

o THE LOANS. The seven mortgage loans (the "Abbey Portfolio Loans") are evidenced by separate notes collectively secured by first deeds of trust encumbering four office properties, two industrial properties and a retail property located in various cities thoughout California (the "Abbey Properties"). The Abbey Portfolio Loans represent approximately 3.3% of the initial mortgage pool balance. The Abbey Portfolio Loans were originated on January 11, 2002, and have an aggregate principal balance as of the cut-off date of approximately $35,738,001. Each of the Abbey Portfolio Loans is cross-collateralized and cross-defaulted with each of the other Abbey Portfolio Loans. Pursuant to the terms of the related loan documents and upon the satisfaction of certain conditions therein, the La Mesa Commerce Center mortgage loan may be assumed individually and released from the cross-collateral and cross-default provisions related to the Abbey Portfolio Loans.

         The Abbey Portfolio Loans have a remaining term of 89 months and a scheduled maturity date of December 1, 2009. The Abbey Portfolio Loans may be prepaid on or after August 1, 2009, and each Abbey Portfolio Loan permits defeasance with United States government obligations beginning two years after securitization.

o THE BORROWERS. There are seven borrowers under the Abbey Portfolio Loans. Each borrower was established as a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of each Abbey Portfolio Loan. The sponsor of the borrowers is The Abbey Company ("Abbey"), a real estate investment company with ownership interests in approximately 3.1 million square feet of office, industrial, service center and retail properties located predominately in California.

o THE PROPERTIES. The Abbey Properties consist of four office properties (Fletcher Parkway Medical Center, Commerce Corporate Center, Palm Springs Airport Commerce Center, and Fresno Airport Commerce Center), two industrial properties (Fresno Industrial Center and Arlington II) and one retail property (La Mesa Commerce Center). As of April 1, 2002 or May 1, 2002, the weighted average occupancy rate for the Abbey Properties was approximately 89.0%. The Abby Property securing the Palm Springs Airport Commerce Center loan, is subject to a ground lease which has an original term (together with any extension options, whether or not currently exercised) that expires on October 31, 2056, and either the ground lessor has subordinated its interest in the mortgaged real property to the interest of the holder of that mortgage loan, or the ground lessor has agreed to give the holder of that mortgage loan notice of, and the right to cure, any default or breach by the lessee.

         The following table presents certain information relating to the Abbey
         Properties:

                                                                       CUT-OFF DATE        NET
                                                                      PRINCIPAL LOAN     RENTABLE
                    PROPERTY NAME               PROPERTY LOCATION        BALANCE        AREA (SF)     YEAR BUILT
                    -------------               -----------------        -------        ---------     ----------
        Fletcher Parkway Medical Center            La Mesa, CA        $10,707,499         82,024         1985
        Commerce Corporate Center                  Commerce, CA         7,221,336         67,000         1974
        Fresno Industrial Center                    Fresno, CA          6,162,737        265,085         1990
        La Mesa Commerce Center                    La Mesa, CA          4,373,555         57,673         1964
        Arlington II                              Riverside, CA         3,975,959        131,263         1976
        Palm Springs Airport Commerce            Palm Springs, CA       1,743,081         62,877         1983
        Fresno Airport Commerce Center              Fresno, CA          1,553,832         51,844         1978

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. or Deutsche Bank Securities, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MW1
--------------------------------------------------------------------------------

1.   FLETCHER PARKWAY MEDICAL CENTER

         The following table presents certain information relating to the lease rollover schedule at Fletcher Parkway Medical Center:

                                              % OF GROSS       NET RENTABLE       % OF NET         DATE OF LEASE
                     TENANT                 POTENTIAL RENT      AREA (SF)       RENTABLE AREA       EXPIRATION
        -------------------------------     --------------      ---------       -------------       ----------
        Sharp Hospicecare                        13.6%            12,190             14.9%         November 2005
        San Carlos Medical                       10.7              9,984             12.2           April 2008
        Grossmont Surgery Center                  9.3              7,960              9.7          December 2006
        Family Planning Associates               11.1              6,696              8.2         Month-to-Month
        Caring Physicians                         7.4              6,536              8.0            May 2006

         The following table presents certain information relating to the lease rollover schedule at Fletcher Parkway Medical Center (1):

                                                                                          CUMULATIVE %
              NUMBER                                                        % OF GROSS     OF GROSS
                OF      AVG. BASE                  % OF       CUMULATIVE    POTENTIAL      POTENTIAL
              LEASES     RENT/SF      TOTAL SF    TOTAL SF      % OF SF         RENT          RENT
YEAR          ROLLING    ROLLING      ROLLING    ROLLING(2)   ROLLING(2)    ROLLING(2)     ROLLING(2)
----          -------    -------      -------    ----------   ----------    ----------     ----------
2002             4        $25.35      11,532        14.1%        14.1%         16.8%         16.8%
2003             3         22.54       6,326         7.7         21.8           8.2          25.0
2004             2         21.20       4,243         5.2         26.9           5.2          30.2
2005             4         20.04      15,983        19.5         46.4          18.4          48.6
2006             6         20.64      21,226        25.9         72.3          25.2          73.9
2007             0          0.00           0           0         72.3             0          73.9
2008             2         19.11      13,036        15.9         88.2          14.3          88.2
2009             0             0           0           0         88.2             0          88.2

(1) The loan documents require the borrower to deposit with mortgagee $80,000 per year for tenant improvements and leasing commissions.

(2)  Calculated based on approximate square footage occupied by each tenant.

UNDERWRITTEN FINANCIALS FOR FLETCHER PARKWAY MEDICAL CENTER:
              Underwritten Occupancy...................                 88.0%
              Underwritten Revenues....................            $1,879,613
              Underwritten Total Expenses..............             $ 418,677
              Underwritten Net Operating Income (NOI)..            $1,460,935
              Underwritten Net Cash Flow (NCF).........            $1,311,602
              Underwritten DSCR on NOI.................                 1.66x
              Underwritten DSCR on NCF.................                 1.49x


2.   COMMERCE CORPORATE CENTER

         The following tables presents certain information relating to the major tenants at Commerce Corporate Center:

                                                              NET
                                            % OF GROSS      RENTABLE        % OF NET       DATE OF LEASE
TENANT                                    POTENTIAL RENT   AREA (SF)     RENTABLE AREA       EXPIRATION
------                                    --------------   ---------     -------------       ----------
PIA-SC Insurance Services, Inc.......         25.3%          19,737            29.5%         July 2006
Bank of America......................         37.0           17,748            26.5        September 2008
Los Angeles Unified School District..         21.1           16,791            25.1           May 2007
CB Richard Ellis, Inc................          5.4            3,842             5.7          June 2004
National Association of Latin; DBA
NALEO Educational Funds..............          4.2            3,473             5.2          July 2002

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. or Deutsche Bank Securities, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MW1
--------------------------------------------------------------------------------

         The following table presents certain information relating to the lease rollover schedule at Commerce Corporate Center(1):

                                                                                              CUMULATIVE
                                                                               % OF GROSS     % OF GROSS
          NUMBER OF    AVG. BASE                                CUMULATIVE     POTENTIAL      POTENTIAL
            LEASES     RENT/SF      TOTAL SF     % OF TOTAL      % OF SF          RENT           RENT
YEAR       ROLLING      ROLLING      ROLLING    SF ROLLING(2)   ROLLING(2)     ROLLING(2)     ROLLING(2)
----       -------      -------      -------    -------------   ----------     ----------     ----------
2002          1          $18.48       3,473           5.2%           5.2%           4.2%          4.2%
2003          1           19.92       2,706           4.0            9.2            3.5           7.7
2004          1           21.60       3,842           5.7           15.0            5.4          13.2
2005          1           16.68       2,263           3.4           18.3            2.5          15.6
2006          3           19.57      19,737          29.5           47.8           25.3          40.9
2007          2           19.60      17,231          25.7           73.5           22.1          63.0
2008          1           31.84      17,748          26.5          100.0           37.0         100.0
2009          0               0           0             0          100.0              0         100.0

(1) The loan documents require the borrower to deposit with mortgagee $35,000 per year for tenant improvements and leasing commissions.

(2)  Calculated based on approximate square footage occupied by each tenant.

UNDERWRITTEN FINANCIALS FOR COMMERCE CORPORATE CENTER:
              Underwritten Occupancy...................              90.0%
              Underwritten Revenues....................         $1,400,752
              Underwritten Total Expenses..............          $ 456,325
              Underwritten Net Operating Income (NOI)..          $ 944,427
              Underwritten Net Cash Flow (NCF).........          $ 852,681
              Underwritten DSCR on NOI.................              1.59x
              Underwritten DSCR on NCF.................              1.44x

3.   FRESNO INDUSTRIAL CENTER

         The following tables presents certain information relating to the major tenants at Fresno Industrial Center:

                                                           NET
                                         % OF GROSS      RENTABLE        % OF NET       DATE OF LEASE
           TENANT                      POTENTIAL RENT   AREA (SF)     RENTABLE AREA       EXPIRATION
           ------                      --------------   ---------     -------------       ----------
           Sony                              71.9%        200,085          75.5%          July 2004
           Western Parcel                     5.7          12,500           4.7         December 2003
           Louis & Co.                        5.0          12,500           4.7         December 2003
           Hermes Abrasives, Ltd.             3.4           7,500           2.8         September 2003
           Amarr Company                      3.5           7,500           2.8           March 2005

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. or Deutsche Bank Securities, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MW1
--------------------------------------------------------------------------------

         The following table presents information relating to the lease rollover schedule at Fresno Industrial Center(1):

                                                                                                          CUMULATIVE
                                                                                           % OF GROSS     % OF GROSS
                       NUMBER OF     AVG. BASE                               CUMULATIVE     POTENTIAL     POTENTIAL
                       LEASES         RENT/SF     TOTAL SF    % OF TOTAL      % OF SF         RENT           RENT
             YEAR       ROLLING       ROLLING      ROLLING   SF ROLLING(2)   ROLLING(2)    ROLLING(2)     ROLLING(2)
             ----       -------       -------      -------   -------------   ----------    ----------     ----------
             2002          0               0            0           0%           0%             0%            0%
             2003          4            3.85       37,677        14.2          14.2          16.7           16.7
             2004          2            3.13      205,085        77.4          91.6          74.0           90.7
             2005          1            4.08        7,500         2.8          94.4           3.5           94.2
             2006          0               0            0           0          94.4             0           94.2
             2007          0               0            0           0          94.4             0           94.2
             2008          0               0            0           0          94.4             0           94.2
             2009          0               0            0           0          94.4             0           94.2

(1) The loan documents require the borrower to deposit with mortgagee at the closing of the loan, as initial deposit of $100,000 and a sum of $50,000 per year for tenant improvements and leasing commissions.
(2)  Calculated based on approximate square footage occupied by each tenant.

UNDERWRITTEN FINANCIALS FOR FRESNO INDUSTRIAL CENTER:
              Underwritten Occupancy...................             95.0%
              Underwritten Revenues....................          $988,537
              Underwritten Total Expenses..............          $218,546
              Underwritten Net Operating Income (NOI)..          $769,991
              Underwritten Net Cash Flow (NCF).........          $678,488
              Underwritten DSCR on NOI.................             1.43x
              Underwritten DSCR on NCF.................             1.26x

4.       LA MESA COMMERCE CENTER

         The following tables presents certain information relating to the major tenants at La Mesa Commerce Center:

                                                                         NET
                                                       % OF GROSS      RENTABLE        % OF NET       DATE OF LEASE
           TENANT                                    POTENTIAL RENT   AREA (SF)     RENTABLE AREA       EXPIRATION
           ------                                    --------------   ---------     -------------       ----------
           San Diego Dialysis Services                  16.0%           7,240           12.6%         September 2002
           Cal Med Drugs                                 8.1            4,600            8.0          December 2007
           San Diego Dance Center                        7.8            4,400            7.6          December 2002
           Round Table Pizza                             6.3            4,000            6.9          February 2004
           E & L Physical Therapy                        5.8            3,375            5.9            July 2006

         The following table presents certain information relating to the lease rollover schedule at La Mesa Commerce Center(1):

                                                                                                          CUMULATIVE
                                                                                           % OF GROSS     % OF GROSS
                        NUMBER OF     AVG. BASE                              CUMULATIVE     POTENTIAL     POTENTIAL
                          LEASES       RENT/SF    TOTAL SF    % OF TOTAL      % OF SF         RENT           RENT
             YEAR        ROLLING       ROLLING     ROLLING   SF ROLLING(2)   ROLLING(2)    ROLLING(2)     ROLLING(2)
             ----        -------       -------     -------   -------------   ----------    ----------     ----------
             2002           2           $17.19     11,640         20.2%          20.2%        23.7%           23.7%
             2003           1            12.36      1,720          3.0           23.2          2.5            26.3
             2004           3            13.62      5,800         10.1           33.2          9.4            35.6
             2005           4            14.36      4,300          7.5           40.7          7.3            43.0
             2006           1            14.40      3,375          5.9           46.5          5.8            48.7
             2007           1            14.88      4,600          8.0           54.5          8.1            56.8
             2008           0                0          0            0           54.5            0            56.8
             2009           0                0          0            0           54.5            0            56.8

(1) The loan documents require the borrower to deposit with mortgagee $20,000 per year for tenant improvements and leasing commissions.
(2)  Calculated based on approximate square footage occupied by each tenant.

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. or Deutsche Bank Securities, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MW1
--------------------------------------------------------------------------------

UNDERWRITTEN FINANCIALS FOR LA MESA COMMERCE CENTER:
              Underwritten Occupancy ..................              75.0%
              Underwritten Revenues....................           $752,252
              Underwritten Total Expenses..............           $171,431
              Underwritten Net Operating Income (NOI)..           $580,821
              Underwritten Net Cash Flow (NCF).........           $523,103
              Underwritten DSCR on NOI.................              1.52x
              Underwritten DSCR on NCF.................              1.37x

5.   ARLINGTON II

         The following table presents certain information relating to the major tenants at Arlington II:

                                                                         NET
                                                       % OF GROSS      RENTABLE        % OF NET       DATE OF LEASE
           TENANT                                    POTENTIAL RENT   AREA (SF)     RENTABLE AREA       EXPIRATION
           ------                                    --------------   ---------     -------------       ----------
           Mendocino Forest Products                     100.0%        131,263          100.0%        February 2007

         The following table presents certain information relating to the lease rollover schedule at Arlington II(1):

                                                                                                          CUMULATIVE
                          NUMBER                                                           % OF GROSS     % OF GROSS
                            OF        WA BASE                                 CUMULATIVE     POTENTIAL     POTENTIAL
                          LEASES      RENT/SF     TOTAL SF     % OF TOTAL      % OF SF         RENT           RENT
              YEAR       ROLLING      ROLLING     ROLLING    SF ROLLING(2)   ROLLING(2)    ROLLING(2)     ROLLING(2)
              ----       -------      -------     -------    -------------   ----------    ----------     ----------
              2007          1          $4.08      131,263       100.0%         100.0%        100.0%         100.0%

(1) The loan documents require the borrower to deposit with mortgagee at the closing of the loan, as initial deposit of $85,000 and a sum of $16,000 per year for tenant improvements and leasing commissions.
(2)  Calculated based on approximate square footage occupied by each tenant.

UNDERWRITTEN FINANCIALS FOR ARLINGTON II:
              Underwritten Occupancy %.................              95.0%
              Underwritten Revenues....................           $572,803
              Underwritten Total Expenses..............            $90,534
              Underwritten Net Operating Income (NOI)..           $482,269
              Underwritten Net Cash Flow (NCF).........           $453,652
              Underwritten DSCR on NOI.................              1.39x
              Underwritten DSCR on NCF.................              1.31x

6.       PALM SPRINGS AIRPORT COMMERCE CENTER

         The following tables presents certain information relating to the major tenants at Palm Springs Airport Commerce Center:

                                                     % OF GROSS
                                                      POTENTIAL    NET RENTABLE       % OF NET        DATE OF LEASE
          TENANT                                        RENT         AREA (SF)     RENTABLE AREA       EXPIRATION
          ------                                        ----         ---------     -------------       ----------
          Desert Medical Group, Inc.                     54.8%        39,148            62.3%         November 2004
          U.S. Government - GSA                          18.8          7,437            11.8            June 2003
          Jewish Federation of Palm Springs               9.6          4,794             7.6          December 2002
          C.G. Insurance Services                         4.4          3,612             5.7         September 2003
          Kocen Financial Group, Inc.                     3.1          1,958             3.1           April 2003

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. or Deutsche Bank Securities, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MW1
--------------------------------------------------------------------------------

         The following table presents certain information relating to the lease rollover schedule at Palm Springs Airport Commerce Center (1):

                                                                                                          CUMULATIVE
                                                                                           % OF GROSS     % OF GROSS
                       NUMBER OF    AVG. BASE                                CUMULATIVE     POTENTIAL     POTENTIAL
                        LEASES       RENT/SF     TOTAL SF     % OF TOTAL      % OF SF         RENT           RENT
            YEAR        ROLLING      ROLLING      ROLLING    SF ROLLING(2)   ROLLING(2)    ROLLING(2)     ROLLING(2)
            ----        -------      -------      -------    -------------   ----------    ----------     ----------
            2002           1          $15.48        4,794         7.6%            7.6%         9.6%            9.6%
            2003           5           15.02       15,222        24.2            31.8         29.6            39.2
            2004           3           10.94       41,928        66.7            98.5         59.4            98.6
            2005           0               0            0           0            98.5            0            98.6
            2006           1           11.40          933         1.5           100.0          1.4           100.0
            2007           0               0            0           0           100.0            0           100.0
            2008           0               0            0           0           100.0            0           100.0
            2009           0               0            0           0           100.0            0           100.0

(1) The loan documents require the borrower to deposit with mortgagee $30,000 per year for tenant improvements and leasing commissions.
(2)  Calculated based on approximate square footage occupied by each tenant.

UNDERWRITTEN FINANCIALS FOR PALM SPRINGS AIRPORT COMMERCE CENTER:
              Underwritten Occupancy...................               95.0%
              Underwritten Revenues....................            $731,269
              Underwritten Total Expenses..............            $451,795
              Underwritten Net Operating Income (NOI)..            $279,474
              Underwritten Net Cash Flow (NCF).........            $197,497
              Underwritten DSCR on NOI.................               1.95x
              Underwritten DSCR on NCF.................               1.38x

7.   FRESNO AIRPORT COMMERCE CENTER

         The following tables presents certain information relating to the major tenants at Fresno Airport Commerce Center:

                                                                         NET
                                                       % OF GROSS      RENTABLE        % OF NET       DATE OF LEASE
           TENANT                                    POTENTIAL RENT   AREA (SF)     RENTABLE AREA       EXPIRATION
           ------                                    --------------   ---------     -------------       ----------
           Tamiyasu, Smith & Horn                        11.5%          5,350           10.3%          October 2005
           Ionosphere Broadcasting                        7.2           3,600            6.9            July 2005
           Dept. General Services - Cal-OSHA              6.6           3,015            5.8          September 2007
           CA Cotton Ginners                              4.2           2,208            4.3          December 2004
           Transcribing Inc.                              3.2           2,006            3.9          September 2002

         The following table presents certain information relating to the lease rollover schedule at Fresno Airport Commerce Center (1):

                                                                                                          CUMULATIVE
                                                                                           % OF GROSS     % OF GROSS
                         NUMBER OF    AVG. BASE                              CUMULATIVE     POTENTIAL     POTENTIAL
                           LEASES     RENT/SF     TOTAL SF    % OF TOTAL      % OF SF         RENT           RENT
              YEAR        ROLLING      ROLLING     ROLLING   SF ROLLING(2)   ROLLING(2)    ROLLING(2)     ROLLING(2)
              ----        -------      -------     -------   -------------   ----------    ----------     ----------
              2002           7           $11.52     9,847         19.0%          19.0%        18.9%           18.9%
              2003           4            10.81     5,874         11.3           30.3         10.6            29.5
              2004           5            11.79     7,031         13.6           43.9         13.8            43.4
              2005           2            12.12     7,350         14.2           58.1         14.9            58.2
              2006           1            12.00     1,082          2.1           60.1          2.2            60.4
              2007           1            13.20     3,015          5.8           66.0          6.6            67.1
              2008           0                0         0            0           66.0            0            67.1
              2009           0                0         0            0           66.0            0            67.1

(1) The loan documents require the borrower to deposit with mortgagee $18,000 per year for tenant improvements and leasing commissions.
(2)  Calculated based on approximate square footage occupied by each tenant.

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. or Deutsche Bank Securities, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MW1
--------------------------------------------------------------------------------

UNDERWRITTEN FINANCIALS FOR FRESNO AIRPORT COMMERCE CENTER:
              Underwritten Occupancy...................              71.0%
              Underwritten Revenues....................           $447,674
              Underwritten Total Expenses..............           $257,966
              Underwritten Net Operating Income (NOI)..           $189,708
              Underwritten Net Cash Flow (NCF).........           $159,449
              Underwritten DSCR on NOI.................              1.49x
              Underwritten DSCR on NCF.................              1.25x

o ESCROWS. The loan documents provide for certain escrows of real estate taxes and insurance and provide for replacement reserves. In addition, the loan documents require the borrower to deposit with the mortgagee:
         (i) $80,000 per year for Fletcher Parkway Medical Center, (ii) $35,000 per year for Commerce Corporate Center, (iii) at the closing of the Fresno Industrial Center loan, an initial deposit of $100,000 and a sum of $50,000 per year, (iv) $20,000 per year for La Mesa Commerce Center,
         (v) at the closing of the Arlington II loan, an initial deposit of $85,000 and a sum of $16,000 per year, (vi) $30,000 per year for Palm Springs Airport Center and (vii) $18,000 per year for Fresno Airport Commerce Center, for tenant improvements and leasing commissions. See Annex A-3 to the prospectus supplement for information regarding escrow reserves.

o LOCK BOX ACCOUNT. At any time during the term of the Abbey Portfolio Loans, (i) if the applicable debt service coverage ratio, as computed by the mortgagee, is less than 1.15x, or (ii) upon the occurrence of an event of default pursuant to the applicable loan documents, the related borrower must notify its tenants that any and all tenant payments due under the applicable tenant leases must be directly deposited into a mortgagee designated lock box account.

o MEZZANINE DEBT. Capri Select Income, LLC, a Delaware limited liability company, is the current holder of a $25,000,000 mezzanine loan of which
         (i) $1,896,000 is allocated to the Fletcher Parkway Medical Center loan, (ii) $650,000 is allocated to the Fresno Industrial Center loan,
         (iii) $150,000 is allocated to the La Mesa Commerce Center loan, (iv) $526,000 is allocated to the Arlington II loan and (v) $418,000 is allocated to the Fresno Airport Commerce Center loan. The mezzanine loan is secured by a pledge of membership interests of the single member of the borrowers, (i) AP-Fletcher Parkway Medical LLC, (ii) AP-Fresno Industrial LLC, (iii) AP-La Mesa LLC, (iv) AP-Arlington II LLC and (v) AP-Fresno Airport LLC. Capri Select Income, LLC possesses certain cure, repurchase and other rights as more particularly described in the prospectus supplement.

o PROPERTY MANAGEMENT. Abbey is the property manager for the Abbey Properties securing the Abbey Portfolio Loans. The property manager is affiliated with the borrowers.

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. or Deutsche Bank Securities, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MW1
--------------------------------------------------------------------------------

BEAR RUN VILLAGE APARTMENTS

                               [PICTURE OMITTED]


--------------------------------------------------- ----------------
               PROPERTY INFORMATION
Number of Mortgaged Real Properties............                   1
Location (City/State)..........................      Pittsburgh, PA
Property Type..................................         Multifamily
Size (Units) ..................................                 438
Percentage Occupancy as of April 16, 2002......               94.1%
Year Built.....................................                1999
Appraisal Value................................         $35,000,000
Underwritten Occupancy.........................               95.0%
Underwritten Revenues..........................          $4,779,137
Underwritten Total Expenses....................          $1,727,965
Underwritten Net Operating Income (NOI)........          $3,051,172
Underwritten Net Cash Flow (NCF)...............          $2,941,672

--------------------------------------------------- ----------------


------------------------------------------------ ----------------
           MORTGAGE LOAN INFORMATION
Mortgage Loan Seller............................   Merrill Lynch
Cut-off Date Principal Balance..................     $25,958,854
Cut-off Date Loan Balance Per SF/Unit...........         $59,267
Percentage of Initial Mortgage Pool Balance ....            2.4%
Number of Mortgage Loans........................               1
Type of Security (fee/leasehold)................             Fee
Mortgage Rate...................................          6.630%
Original Term to Maturity/ARD (Months)..........             120
Original Amortization Term (Months).............             360
Cut-off Date LTV Ratio..........................           74.2%
LTV Ratio at Maturity or ARD....................           64.2%
Underwritten DSCR on NOI........................           1.53x
Underwritten DSCR on NCF........................           1.47x
------------------------------------------------ ----------------

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. or Deutsche Bank Securities, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MW1
--------------------------------------------------------------------------------

o THE LOAN. The mortgage loan (the "Bear Run Village Apartments Loan") is evidenced by a single note secured by a first mortgage encumbering a 438-unit multifamily complex located in Pittsburgh, Pennsylvania (the "Bear Run Property"). The Bear Run Village Apartments Loan represents approximately 2.4% of the initial mortgage pool balance. The Bear Run Village Apartments Loan was originated on April 8, 2002, and has a principal balance as of the cut-off date of approximately $25,958,854.

         The Bear Run Village Apartments Loan has a remaining term of 118 months and a scheduled maturity date of May 1, 2012. The Bear Run Village Apartments Loan may be prepaid on or after February 1, 2012, and permits defeasance with United States government obligations beginning two years after securitization.

o THE BORROWER. The borrower is Bear Run Associates Limited Partnership, which was established as a special purpose entity. The sponsor of the borrower is William I. Snyder, a commercial real estate investor, with interests in multifamily properties, commercial office space and a hotel in Pittsburgh, Pennsylvania.

o THE PROPERTY. The Bear Run Property is a 438-unit apartment complex consisting of 26 buildings situated on approximately 53 acres in Pittsburgh (Allegheny County), Pennsylvania, within the Pittsburgh metropolitan statistical area. As of April 16, 2002, the occupancy rate for the Bear Run Property was approximately 94.1%. The Bear Run Property includes a swimming pool, clubhouse and fitness center.

         The following table presents certain information relating to the unit configuration of the Bear Run Property:

                                                                         APPROXIMATE      % OF NET
                                          NO. OF       APPROXIMATE      NET RENTABLE      RENTABLE
         UNIT MIX                          UNITS      UNIT SIZE (SF)      AREA (SF)      AREA (SF)      ASKING RENTAL RANGE
         --------                          -----      --------------      ---------      ---------      -------------------
         1-BR/1-BA                          190            770             146,300           37.4%    $            425-960
         2-BR/2-BA                          214            955             204,370           52.2                 700-1,280
         3-BR/2-BA                           34          1,194              40,596           10.4                 850-1,550
                                            ---          -----             -------          -----     -----------------------
         TOTAL/WEIGHTED AVERAGE             438            893             391,266          100.0%    $955 / UNIT / 1.07 / SF

o ESCROWS. The loan documents provide for certain escrows of real estate taxes and insurance and provide for replacement and other reserves. The loan documents require the borrower to deposit with the mortgagee (i) at the closing of the Bear Run Village Apartments Loan, a sum of $109,500 (which was so deposited at closing) for replacement reserves (which, upon any disbursement, must be replenished at the rate of $9,125 per month up to a maximum of $109,500) and (ii) a sum of $109,500 per year in equal monthly installments of $9,125 for replacement reserves if (i) an event of default occurs, or (ii) the Lender or its servicer shall determine in its sole and absolute discretion that the Bear Run Property is not being maintained in accordance with the provisions of the mortgage. In addition, the borrower deposited with the mortgagee at the closing of the Bear Run Village Apartments Loan; (i) a sum of $42,000 to insure payment of a judgment in connection with a mechanics' lien claim filed against an affiliated entity of the borrower, and (ii) a letter of credit in the sum of $750,000 to insure the estimated completion cost of road improvements required by the Pennsylvania Department of Transportation and 125% of the cost of site work with respect to the hillside portion of the property, which amounts are subject to adjustment if the contracted-for cost of such projects exceeds or falls short of $750,000. In addition, if the conditions for the release of the portion of such $750,000 attributable to the road improvement costs have not been satisfied by April 8, 2003, the borrower must deposit an additional $500,000. See Annex A-3 to the prospectus supplement for information regarding escrow reserves.

o        LOCK BOX ACCOUNT. The loan documents do not require a lock box account.

o PROPERTY MANAGEMENT. Arnheim & Neely, Inc. is the property manager for the Bear Run. Arnheim & Neely, Inc. specializes in residential management and leasing and currently manages approximately 5,000 residential units in the Pittsburgh, Pennsylvania area. The property manager is independent.

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. or Deutsche Bank Securities, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MW1
--------------------------------------------------------------------------------

SOMERFIELD AT LAKESIDE APARTMENTS

                               [PICTURE OMITTED]

--------------------------------------------------- ----------------
               PROPERTY INFORMATION
Number of Mortgaged Real Properties............                   1
Location (City/State)..........................       Elk Grove, CA
Property Type..................................         Multifamily
Size (Units)...................................                 280
Percentage Occupancy as of April 25, 2002......               90.7%
Year Built.....................................                1999
Appraisal Value................................         $30,000,000
Underwritten Occupancy ........................               90.0%
Underwritten Revenues..........................          $3,346,059
Underwritten Total Expenses....................          $1,101,144
Underwritten Net Operating Income (NOI)........          $2,244.915
Underwritten Net Cash Flow (NCF)...............          $2,174,915

--------------------------------------------------- ----------------


------------------------------------------------ ----------------
           MORTGAGE LOAN INFORMATION
Mortgage Loan Seller............................        Wachovia
Cut-off Date Principal Balance..................     $23,400,000
Cut-off Date Loan Balance Per SF/Unit...........         $83,571
Percentage of Initial Mortgage Pool Balance ....            2.2%
Number of Mortgage Loans........................               1
Type of Security (fee/leasehold)................             Fee
Mortgage Rate...................................          6.670%
Original Term to Maturity/ARD (Months)..........              60
Original Amortization Term (Months).............             360
Cut-off Date LTV Ratio..........................           78.0%
LTV Ratio at Maturity or ARD....................           75.1%
Underwritten DSCR on NOI........................           1.24x
Underwritten DSCR on NCF........................           1.20x
------------------------------------------------ ----------------

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. or Deutsche Bank Securities, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MW1
--------------------------------------------------------------------------------

o THE LOAN. The mortgage loan (the "Somerfield at Lakeside Apartments Loan") is evidenced by a single note secured by a first deed of trust encumbering a 280-unit multifamily complex located in Elk Grove, California (the "Somerfield Property"). The Somerfield at Lakeside Apartments Loan represents approximately 2.2% of the initial mortgage pool balance. The Somerfield at Lakeside Apartments Loan was originated on June 6, 2002, and has a principal balance as of the cut-off date of approximately $23,400,000. The Somerfield at Lakeside Apartments Loan provides for interest-only payments for the first 18 months of the term of the Somerfield at Lakeside Apartments Loan and, thereafter, for fixed monthly payments of principal and interest.

         The Somerfield at Lakeside Apartments Loan has a remaining term of 60 months and a scheduled maturity date of July 1, 2007. The Somerfield at Lakeside Apartments Loan may be prepaid on or after May 1, 2007, and permits defeasance with United States government obligations beginning four years after its first payment date.

o THE BORROWER. The borrower is Somerfield Apartments, LLC, which was established as a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Somerfield Apartments Loan. The sponsor of the borrower is Alvin J. Wolff, Jr., a principal of the Wolff Companies. The Wolff Companies, founded in 1946, are focused on the development and ownership of Class "A" multifamily properties, with ownership interests in and management of over 3,500 apartment units.

o THE PROPERTY. The Somerfield Property is a 280-unit garden-style apartment complex consisting of 35 buildings, situated on approximately
         15.0 acres and constructed in 1999. The Somerfield Property is located in Elk Grove, California, within the Sacramento, California metropolitan statistical area. As of April 25, 2002, the occupancy rate for the Somerfield Property was approximately 90.7%. The Somerfield Property includes such amenities as a fitness center, a community center, a swimming pool with sun deck, a putting green, a fully equipped resident business center, garages and carports, children's play areas, controlled access and a picnic area.

         The following table presents certain information relating to the unit configuration of the Somerfield Property:

                                                                 APPROXIMATE       % OF NET
                                      NO. OF     APPROXIMATE     NET RENTABLE    RENTABLE AREA
        UNIT MIX                       UNITS   UNIT SIZE (SF)     AREA (SF)          (SF)         ASKING RENTAL RANGE
        --------                       -----   --------------     ---------          ----         -------------------
        1-BR/1-BA                         80         767            61,360           21.8%       $       930 - 930
        2-BR/2-BA                        160       1,067           170,720           60.6              1,120 - 1,120
        3-BR/2-BA                         40       1,240            49,600           17.6              1,365 - 1,365
                                       -----       -----           -------          -----       -------------------------
        TOTAL/WEIGHTED AVERAGE           280       1,006           281,680          100.0       $1,101 / UNIT / 1.09 / SF

o ESCROWS. The loan documents provide for certain escrows of real estate taxes and insurance and provide for replacement reserves. See Annex A-3 to the prospectus supplement for information regarding escrow reserves.

o LOCK BOX ACCOUNT. At any time during the term of the Somerfield at Lakeside Apartments Loan, (i) if the debt service coverage ratio, as computed by the mortgageee, is less than 1.10x or (ii) upon the occurrence of an event of default under the loan documents, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases must be directly deposited into a mortgagee designated lock box account.

o PROPERTY MANAGEMENT. Wolff Management Company is the property manager for the Somerfield Property. The property manager is affiliated with the sponsor.

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. or Deutsche Bank Securities, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MW1
--------------------------------------------------------------------------------

CRAIG MARKETPLACE I AND II

                               [PICTURE OMITTED]

------------------------------------------------- ------------------
              PROPERTY INFORMATION
Number of Mortgaged Real Properties.........                     2
Location (City/State).......................         Las Vegas, NV
Property Type...............................       Anchored Retail
Size (Sq. Ft.)..............................               153,174
Weighted Average Percentage
Occupancy as of April and May 2002..........                 94.9%
Year Built..................................                  2001
Appraisal Value.............................           $30,900,000



See Property Sections for Underwritten
Financials.




------------------------------------------------- ------------------


---------------------------------------------------- ------------
             MORTGAGE LOAN INFORMATION
Mortgage Loan Seller.............................       Wachovia
Cut-off Date Principal Balance...................    $23,122,000
Weighted Average Cut-off Date Loan Balance
   Per SF/Unit...................................           $151
Percentage of Initial Mortgage Pool Balance .....           2.1%
Number of Mortgage Loans.........................              2
Type of Security (fee/leasehold).................            Fee
Weighted Average Mortgage Rate...................         7.001%
Weighted Average Original Term to
   Maturity/ARD (Months).........................            120
Weighted Average Original Amortization
   Term (Months).................................            360
Weighted Average Cut-off Date LTV Ratio..........          74.8%
Weighted Average LTV Ratio at Maturity or ARD....          65.3%

See Property Sections for Underwritten Financials.
---------------------------------------------------- ------------

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. or Deutsche Bank Securities, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MW1
--------------------------------------------------------------------------------

o THE LOAN. The two mortgage loans (the "Craig Marketplace Loans") are evidenced by separate notes secured by first deeds of trust encumbering two anchored retail centers located in Las Vegas, Nevada (the "Craig Marketplace Properties"). The Craig Marketplace Loans represent approximately 2.1% of the initial mortgage pool balance. The Craig Marketplace Loans were originated on June 7, 2002, and have a principal balance as of the cut-off date of approximately $23,122,000. Each of the Craig Marketplace Loans is cross-collateralized and cross-defaulted with each other.

         The Craig Marketplace Loans have a remaining term of 120 months and a scheduled maturity date of July 1, 2012. The Craig Marketplace Loans may be prepaid on or after May 1, 2002, and permit defeasance with United States government obligations beginning four years after their first payment date.

o THE BORROWER. There are two borrowers under the Craig Marketplace Loans. Each borrower was established as a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of each Craig Marketplace Loan. The sponsors of the borrower are Noam Schwartz and Yoel Iny, both principals of Great American Capital ("Great American"), a real estate development company which has developed over two million square feet of commercial space in the Las Vegas, Nevada market. Each sponsor has been in the real estate development and management business for over 20 years.

o THE PROPERTIES. The Craig Marketplace Properties consist of two retail properties located in Las Vegas, Nevada. Each of the Craig Marketplace Loans is cross-collateralized and cross-defaulted with each other; however pursuant to the terms of the loan documents and upon the satisfaction of certain conditions therein, the mortgage loan related to Craig Marketplace II may be released from the cross-collateralization and cross-default provisions.

         The Craig Market Place I Loan will be released from its cross-collaterization and cross-default obligations, if on or before the six month anniversary of the first payment date, the borrower provides evidence satisfactory to the master servicer or the special servicer that the monthly base rent for the Craig Marketplace Property securing the Craig Market Place I Loan is equal to or greater than $158,000. The Craig Market Place II Loan will be released from its cross-collateralization and cross-default obligations upon the sale of the Craig Marketplace Property securing the Craig Market Place II Loan, provided the sale price of the Craig Marketplace Property securing the Craig Market Place II Loan is in an amount greater than or equal to 125% of its appraised value as of the date of origination of the Craig Market Place II Loan. Notwithstanding the foregoing, in the event the Craig Market Place I Loan is released from the cross-collaterization and cross-default obligations, until such time as the Craig Market Place II Loan is released from the cross-collateralization and cross-default obligations, a default of the Craig Market Place II Loan will trigger a default of the Craig Market Place I Loan; however, a default of the Craig Market Place I Loan will not trigger a default of the Craig Market Place II Loan.

         The following table presents certain information relating to the major tenants at the Craig Marketplace I Property:

                                                 % OF GROSS        NET
                                                  POTENTIAL      RENTABLE        % OF NET         DATE OF LEASE
         TENANT                                     RENT        AREA (SF)     RENTABLE AREA        EXPIRATION
         ------                                     ----        ---------     -------------        ----------
         Albertson's / SavOn Drug                   40.1%         63,293          52.9%           February 2027
         Roni Josef                                  6.8           6,984           5.8              May 2009
         Hollywood Video                             6.3           6,000           5.0             April 2012
         Francare, Inc.                              3.2           3,729           3.1              June 2012
         Jack in the Box                             5.9%          3,700           3.1            January 2017

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. or Deutsche Bank Securities, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MW1
--------------------------------------------------------------------------------

     The following table presents certain information relating to the lease rollover schedule at the Craig Marketplace I Property:

                                                                                                       CUMULATIVE %
                                                                                          % OF GROSS     OF GROSS
                  NUMBER OF     AVG. BASE                    % OF TOTAL   CUMULATIVE %    POTENTIAL      POTENTIAL
                   LEASES        RENT/SF       TOTAL SF          SF           OF SF          RENT          RENT
        YEAR       ROLLING       ROLLING        ROLLING      ROLLING(1)    ROLLING(1)     ROLLING(1)    ROLLING(1)
        ----       -------       -------        -------      ----------    ----------     ----------    ----------
        2002          0       $     0.00            0           0.0%            0.0%          0.0%          0.0%
        2003          0            0.00             0           0.0             0.0           0.0           0.0
        2004          0            0.00             0           0.0             0.0           0.0           0.0
        2005          0            0.00             0           0.0             0.0           0.0           0.0
        2006          0            0.00             0           0.0             0.0           0.0           0.0
        2007          7           23.49        11,879           9.9             9.9          12.3          12.3
        2008          1           24.00         2,519           2.1            12.0           2.7          14.9
        2009          2           22.60         8,984           7.5            19.6           8.9          23.8
        2010          1           24.00         2,606           2.2            21.7           2.7          26.6
        2011          0            0.00             0           0.0            21.7           0.0          26.6
        2012          5           23.45        17,429          14.6            36.3          18.0          44.5

----------

(1)  Calculated based on approximate square footage occupied by each tenant.

         The following table presents certain information relating to the major tenants at the Craig Marketplace II Property:

                                                 % OF GROSS        NET
                                                  POTENTIAL      RENTABLE        % OF NET         DATE OF LEASE
         TENANT                                     RENT        AREA (SF)     RENTABLE AREA         EXPIRATION
         ------                                     ----        ---------     -------------         ----------
         Design Image III                           31.3%          12,000         35.7%             March 2007
         Goodwill                                   21.2            7,600         22.6              April 2007
         Timbers Bar & Grill                        24.3            7,000         20.8            February 2012
         Denny's                                    16.6            5,000         14.9              April 2022
         Nevada Window Tinting                       6.6            2,000          6.0               May 2008

         The following table presents certain information relating to the lease rollover schedule at the Craig Marketplace II Property:

                                                                                                       CUMULATIVE %
                                                                                          % OF GROSS     OF GROSS
                  NUMBER OF     AVG. BASE                    % OF TOTAL   CUMULATIVE %    POTENTIAL      POTENTIAL
                   LEASES        RENT/SF       TOTAL SF          SF           OF SF          RENT          RENT
     YEAR          ROLLING       ROLLING        ROLLING      ROLLING(1)    ROLLING(1)     ROLLING(1)    ROLLING(1)
     ----          -------       -------        -------      ----------    ----------     ----------    ----------
      2002           0          $       0             0          0.0%          0.0%            0.0%         0.0%
      2003           0                  0             0          0.0           0.0             0.0          0.0
      2004           0                  0             0          0.0           0.0             0.0          0.0
      2005           0                  0             0          0.0           0.0             0.0          0.0
      2006           0                  0             0          0.0           0.0             0.0          0.0
      2007           2              17.87        19,600         58.3          58.3            52.4         52.4
      2008           1              22.20         2,000          6.0          64.3             6.6         59.1
      2009           0                  0             0          0.0          64.3             0.0         59.1
      2010           0                  0             0          0.0          64.3             0.0         59.1
      2011           0                  0             0          0.0          64.3             0.0         59.1
      2012           1              23.16         7,000         20.8          85.1            24.3         83.4

----------

(1)  Calculated based on approximate square footage occupied by each tenant.

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. or Deutsche Bank Securities, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MW1
--------------------------------------------------------------------------------

O ESCROWS. The loan documents provide for certain escrows of real estate taxes and insurance and provide for replacement reserves. In addition, the loan documents require the borrower to deposit with the mortgagee
         (i) at the closing of the Craig Marketplace I Loan, an initial deposit of $354,500 and a sum of $30,000 per year, not to exceed $150,000 in the aggregate and (ii) for the Craig Marketplace II Loan, a sum of $20,000 per year, not to exceed $100,000 in the aggregate for tenant improvements and leasing commissions. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

o        LOCK BOX ACCOUNT. The loan documents do not require a lock box account.

o PROPERTY MANAGEMENT. Great American is the property manager for the Craig Marketplace Properties. The property manager is affiliated with the sponsors.

o        UNDERWRITTEN FINANCIALS FOR CRAIG MARKETPLACE I.

                  Underwritten Occupancy........................           91%
                  Underwritten Revenues.........................   $ 2,522,882
                  Underwritten Total Expenses...................     $ 538,059
                  Underwritten Net Operating Income (NOI).......   $ 1,984,823
                  Underwritten Net Cash Flow (NCF)..............   $ 1,930,735
                  Underwritten DSCR on NOI......................         1.38x
                  Underwritten DSCR on NCF......................         1.34x

o        UNDERWRITTEN FINANCIALS FOR CRAIG MARKETPLACE II.


                  Underwritten Occupancy .......................           92%
                  Underwritten Revenues.........................     $ 757,635
                  Underwritten Total Expenses...................     $ 152,122
                  Underwritten Net Operating Income (NOI).......     $ 605,513
                  Underwritten Net Cash Flow (NCF)..............     $ 569,731
                  Underwritten DSCR on NOI......................         1.47x
                  Underwritten DSCR on NCF......................         1.39x

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. or Deutsche Bank Securities, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MW1
--------------------------------------------------------------------------------

                      ADDITIONAL MORTGAGE LOAN INFORMATION

For a detailed presentation of certain characteristics of the mortgage loans and mortgaged properties, on an individual basis and in tabular format, see Annex A-1 to the prospectus supplement. See Annex A-2 Multifamily Schedule to the prospectus supplement for certain information regarding multifamily mortgaged real properties.

See Annex A-3 to the prospectus supplement for certain information with respect to capital improvement, replacement and tenant improvement reserve accounts. See Annex A-4 to the prospectus supplement for certain information relating to the commercial tenants of the mortgaged real properties. See Annex A-5 to the prospectus supplement for certain information relating to cross-collateralized and cross-defaulted mortgage loans.

SIGNIFICANT SPONSOR CONCENTRATIONS.

                            NUMBER OF
                            MORTGAGE                          AGGREGATE          % OF          WTD. AVG.
                             LOANS/                         CUT-OFF DATE        INITIAL         CUT-OFF                  WTD. AVG.
                         MORTGAGED REAL       MORTGAGE        PRINCIPAL        MORTGAGE          DATE       WTD. AVG.    MORTGAGE
       SPONSOR             PROPERTIES       LOAN NUMBERS       BALANCE       POOL BALANCE      LTV RATIO      DSCR         RATE
----------------------- ------------------ ---------------- -------------- ------------------ ------------ ----------- -------------

    Lewis Ceruzzi              2/9              1, 41        $83,501,674          7.7%            76.5%        1.33x        7.413%

 Ben Reiling & Somera          1/1                2          $64,951,470          6.0             58.5         1.75         7.470
    Capital Mgmt.

SAC Holding Corp. and         1/57                3          $64,794,526          6.0             57.9         1.72         7.870
 SAC Holding II Corp.

   Harold Grinspoon            7/7           12, 28, 40,     $59,976,190          5.5             78.8         1.33         7.199
                                           56, 57, 58, 85

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. or Deutsche Bank Securities, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MW1
--------------------------------------------------------------------------------

ADDITIONAL MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
CROSS-COLLATERALIZED AND CROSS-DEFAULTED MORTGAGE LOANS. Three groups of mortgage loans, representing approximately 5.8% of the initial mortgage pool balance, are cross-collateralized and cross-defaulted with one or more mortgage loans in the mortgage pool as indicated in Annex A-5 to the prospectus supplement. As of the closing date, no mortgage loan (other than the AB Mortgage Loans described below) will be cross-collateralized or cross-defaulted with any loan that is not included in the mortgage pool. The master servicer or the special servicer, as the case may be, will determine whether to enforce the cross-default and cross-collateralization rights upon a mortgage loan default with respect to any of these mortgage loans. The certificateholders will not have any right to participate in or control any such determination. No other mortgage loans are subject to cross-collateralization or cross-default provisions.

SUBORDINATE FINANCING. With respect to two mortgage loans, representing approximately 2.2% of the initial mortgage pool balance, the related loan documents provide that the borrower under certain circumstances may incur, without lender consent, additional unsecured indebtedness other than in the ordinary course of business. In addition, the borrowers under four mortgage loans, representing approximately 7.1% of the initial mortgage pool balance, have incurred additional unsecured debt other than in the ordinary course of business. With respect to five mortgage loans, representing approximately 2.5% of the initial mortgage pool balance, the ownership interests of the direct or indirect owner of the related borrowers of such mortgage loans have been pledged as security for mezzanine debt, subject to the terms of a subordination agreement entered into in favor of the lender. In addition, with respect to four mortgage loans, representing approximately 4.7% of the initial mortgage pool balance, the related mortgage loan documents provide that, under certain circumstances, the entities with a controlling ownership interest in the borrower may pledge their interests as security for mezzanine debt in the future, subject to the terms of a subordination and standstill agreement to be entered into in favor of the lender. With respect to seven mortgage loans, representing approximately 5.5% of the initial mortgage pool balance, the related loan documents provide that the borrower, under certain circumstances, may incur additional secured indebtedness. In addition, with respect to two mortgage loans (other than the AB Mortgage Loans), representing approximately 1.0% of the initial mortgage pool balance, the related mortgaged real properties are encumbered by existing subordinate debt. Further, certain of the mortgage loans included in the trust fund do not prohibit limited partners or other owners of non-controlling interests in the related borrower from pledging their interest in the borrower as security for mezzanine debt.

AB MORTGAGE LOANS. Three companion mortgage loans are not included in the trust fund but are each secured by the same mortgage as a mortgage loan which is part of the trust fund. Such mortgage loans (mortgage loan nos. 2, 19 and 36 on Annex A-1 to the prospectus supplement) have an aggregate cut-off date principal balance of approximately $89,073,643, representing approximately 8.2% of the initial mortgage pool balance. Each AB Mortgage Loan and its related companion loan are cross-defaulted. No companion loan is part of the trust fund. Under the terms of separate co-lender and servicing agreements, each holder of a companion loan has agreed to subordinate its interest in certain respects to the related AB Mortgage Loan, but will have certain rights relating to the servicing and special servicing of the related companion loan.


                                      NOTES

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. or Deutsche Bank Securities, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-MW1
--------------------------------------------------------------------------------

ENVIRONMENTAL CONSIDERATIONS. With respect to six mortgaged real properties, representing approximately 4.4% of the initial mortgage pool balance, the related borrower was required to obtain a secured creditor impaired property environmental insurance policy; each such policy was issued by a subsidiary of American International Group, which, as of June 15, 2002, had a financial strength rating of "AAA" (S&P). There are no deductibles on the secured creditor impaired property environmental insurance policy, each policy has a limit of liability in an amount equal to 125% of the full principal amount of the applicable loan and has a term of at least 15 years. With respect to one mortgaged real property, representing approximately 6.0% of the initial mortgage pool balance, the related borrower obtained a pollution and remedial legal liability policy; such policy was issued by Indian Harbor Insurance Company, a subsidiary of NAC Reinsurance Corp., which, as of June 15, 2002, had a financial strength rating of "AA" (S&P). The pollution and remedial legal liability policy provides a $100,000 self-insured retention, has a $5,000,000 limit of liability and a term of 10 years. The related borrowers paid all premiums at or before the closing of the related mortgage loans.

GROUND LEASES. Two mortgage loans, representing approximately 3.5% of the initial mortgage pool balance, are, in each such case, secured by the mortgage on the applicable borrower's leasehold interest in the related mortgaged real property. See "RISK FACTORS--Risks Related to the Underlying Mortgage Loans--The mortgage pool will include Leasehold Mortgage Loans" and a DESCRIPTION OF THE MORTGAGE POOL--Additional Loan and Property Information--Ground Leases" in the prospectus supplement and "LEGAL ASPECTS OF MORTGAGE LOANS--Foreclosure-- Leasehold Considerations" in the prospectus.



                                      NOTES

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. or Deutsche Bank Securities, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

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